CAPITAL INCOME BUILDER(R)

SUPPLEMENT TO PROSPECTUS DATED
FEBRUARY 15, 2002

July 15, 2002

Beginning July 15, 2002, Class R-5 shares of Capital Income Builder will be available to certain clients of the Personal Investment Management Group of Capital Guardian Trust Company. Accordingly, the prospectus for this fund is supplemented as follows:

FEES AND EXPENSES OF THE FUND - pages 5-6

Shareholder Fees Table (paid directly from your investment)

                                                       Class R-5

Maximum sales charge imposed on purchases
(as a percentage of offering price)                       none
Maximum sales charge imposed on reinvested dividends      none
Maximum deferred sales charge                             none
Redemption or exchange fees                               none


Annual Fund Operating Expenses Table (deducted from fund assets)

                                                      Class R-5/1/

Management Fees                                            0.33%
Distribution and/or Service (12b-1) Fees                   none
Other Expenses                                             0.14%
Total Annual Fund Operating Expenses                       0.47%

/1/ Based on estimated amounts for the current fiscal year.


Example

The example below is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated, that your investment has a 5% return each year, that all dividend and capital gain distributions are reinvested, and that the fund's operating expenses remain the same as shown on the previous page. Although your actual costs may be higher or lower, based on these assumptions, your cumulative estimated expenses would be:

             One Year      Three Years    Five Years    Ten Years

Class R-5     $48            $151          $263            $591


PURCHASE AND EXCHANGE OF SHARES - pages 15-16

Class R-5 Shares

Class R-5 shares of the fund are only available to certain clients of the Personal Investment Management Group of Capital Guardian Trust Company. Please contact Capital Guardian Trust Company if you wish to purchase Class R-5 shares of this fund.


SALES CHARGES - pages 17-18

Class R-5 Shares

Class R-5 shares are sold with no initial or deferred sales charges. In addition, no dealer compensation is paid on sales of Class R-5 shares.

                          CAPITAL INCOME BUILDER, INC.

                                     Part B
                      Statement of Additional Information

                               February 15, 2002
                           (as amended July 15, 2002)

This document is not a prospectus but should be read in conjunction with the current prospectus of Capital Income Builder (the "fund" or "CIB") dated February 15, 2002. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                          Capital Income Builder, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                 (213) 486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        8
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . .       11
Taxes and Distributions . . . . . . . . . . . . . . . . . . . . . .       23
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       28
Sales Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .       31
Sales Charge Reductions and Waivers . . . . . . . . . . . . . . . .       34
Individual Retirement Account (IRA) Rollovers . . . . . . . . . . .       38
Price of Shares . . . . . . . . . . . . . . . . . . . . . . . . . .       39
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       40
Shareholder Account Services and Privileges . . . . . . . . . . . .       42
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       45
General Information . . . . . . . . . . . . . . . . . . . . . . . .       45
Class A Share Investment Results and Related Statistics . . . . . .       47
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       49
Financial Statements




                        Capital Income Builder - Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


INCOME PRODUCING SECURITIES
..    The fund will invest at least 90% of its assets in income-producing securities.

EQUITY SECURITIES
..    The fund will invest at least 50% of its assets in common stocks.

DEBT SECURITIES
..    The fund may invest up to 5% of its assets in straight debt securities rated BB by Standard & Poor's Corporation and Ba by Moody's Investors Service, Inc. or below or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES
..    The fund may invest up to 40% of its assets in securities of issuers domiciled outside the U.S.

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.


          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment Objectives, Strategies and Risks."


EQUITY SECURITIES - Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions.


INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of less than $1.5 billion at the time of purchase). The Investment Adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies.


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a


                        Capital Income Builder - Page 2
discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, their prices decline when interest rates rise and increase when interest rates fall.


Lower rated bonds, rated Ba or below by Moody's and BB or below by S&P or unrated but considered to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, lower rated bonds.


Certain risk factors relating to lower rated bonds are discussed below.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - Lower rated bonds, like other bonds, may be sensitive to adverse economic changes and political and corporate developments and may be sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience increased financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of lower rated bonds.

     PAYMENT EXPECTATIONS - Lower rated bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return to investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower rated bonds.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


INVESTING IN VARIOUS COUNTRIES - Investing outside the U.S. involves special risks, caused by, among other things: currency controls and fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


                        Capital Income Builder - Page 3

The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may invest in securities of issuers in developing countries only to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of one currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect the character and timing of income, gain or loss recognized by the fund for U.S. federal income tax purposes.


SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS - The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stock automatically convert into common stock. The prices and yields of non-convertible preferred stock generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities.


Convertible bonds, convertible preferred stock, and other securities may sometimes be converted into common stock or other securities at a stated conversion ratio. These securities, prior to conversion, pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying equity, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads, and the credit quality of the issuer.


U.S. TREASURY AND AGENCY SECURITIES - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


                        Capital Income Builder - Page 4

U.S. agency securities include those issued by certain U.S. government instrumentalities and certain federal agencies. These securities are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


PASS-THROUGH SECURITIES - The fund may invest in various debt obligations backed by a pool of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables, and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include those discussed below.


"Mortgage-backed securities" are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.


Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA, and FHLMC. These securities and the underlying mortgages are not guaranteed by government agencies. In addition, these securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.


"Collateralized mortgage obligations" (CMOs) are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages. Payments of principal and interest are passed through to each bond at varying schedules resulting in bonds with different coupons, effective maturities, and sensitivities to interest rates. In fact, some CMOs may be structured in a way that when interest rates change the impact of changing prepayment rates on these securities' effective maturities is magnified.


"Commercial mortgage-backed securities" are backed by mortgages of commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local


                        Capital Income Builder - Page 5
and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.


"Asset-backed securities" are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments which can change the securities' effective maturities.


CASH AND CASH EQUIVALENTS - These securities include: (i) commercial paper (e.g., short-term notes up to 9 months in maturity issued by corporations, governmental bodies or bank/ corporation sponsored conduits (asset-backed commercial paper)), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and savings bank obligations (e.g., bank notes and certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


LOANS OF PORTFOLIO SECURITIES - The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the Investment Adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The Investment Adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 33 1/3% of the value of its total assets, measured at the time any such loan is made.


FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio


                        Capital Income Builder - Page 6
securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


The fund may also enter into reverse repurchase agreements and "roll" transactions. A reverse repurchase agreement is the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction is the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical securities at a later date. The fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations as of the time of the agreement. The fund intends to treat "roll" transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into "roll" transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" in Section 2(a)(23) of the Investment Company Act of 1940. The fund will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).


REPURCHASE AGREEMENTS - The fund may enter into repurchase agreements, under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the Investment Adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Investment Adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.


REAL ESTATE INVESTMENT TRUSTS - The fund may invest in securities issued by real estate investment trusts (REITs), which are pooled investment vehicles that primarily invest in real estate or real estate related loans. REITs are not taxed on income distributed to shareholders provided they meet requirements imposed by the Internal Revenue Code. The risks associated with REIT debt investments are similar to the risks of investing in corporate-issued debt. In addition, the return on REITs is dependent on such factors as the skill of management and the real estate environment in general. Debt that is issued by REITs is typically rated by the credit rating agencies as investment grade or above.


VARIABLE AND FLOATING RATE OBLIGATIONS - The interest rates payable on certain securities in which the fund may invest may not be fixed but may fluctuate based upon changes in market rates. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest. Variable and floating rate obligations permit the fund to "lock in" the current interest rate for only the period until the next scheduled rate adjustment, but the rate adjustment feature tends to limit the extent to which the market value of the obligation will fluctuate.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. Securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's board of directors,


                        Capital Income Builder - Page 7
taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

                        *     *     *     *     *     *

PORTFOLIO TURNOVER - Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the fund's objective, and changes in its investments are generally accomplished gradually, though short-term transactions may occasionally be made. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.


Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved, although the price usually includes a profit to the dealer.


A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio was replaced once per year. See "Financial Highlights" in the prospectus for the fund's annual portfolio turnover for each of the last five fiscal periods.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


1. Purchase any security (other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) if immediately after and as a result of such investment, more than 5% of the fund's total assets would be invested in securities of the issuer; except that, as to 25% of the fund's total assets, up to 10% of its total assets may be invested in securities issued or guaranteed as to payment of interest and principal by a foreign government or its agencies or instrumentalities or by a multinational agency;

2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

3.   Invest in companies for the purpose of exercising control or management;

4. Knowingly purchase securities of other management investment companies, except in connection with a merger, consolidation, acquisition, or reorganization;


                        Capital Income Builder - Page 8

5. Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts);

6. Acquire securities subject to restrictions on disposition or securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits maturing in more than seven days, if, immediately after and as a result, the value of such securities would exceed, in the aggregate, 10% of the fund's total assets;

7. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities Act of 1933;

8. Make loans, except that the fund may purchase debt securities, enter into repurchase agreements and make loans of portfolio securities;

9. Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

10. Purchase securities on margin, except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

11. Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300% asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

12. Mortgage, pledge, or hypothecate any of its assets, provided that this restriction shall not apply to the transfer of securities in connection with any permissible borrowing;

13. Purchase or retain the securities of any issuer, if those individual officers and Directors of the fund, its investment adviser, or distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

14. Invest in interests in oil, gas, or other mineral exploration or development programs;

15. Invest more than 5% of its total assets in securities of companies having, together with their predecessors, a record of less than three years of continuous operation;

16.  Write, purchase or sell put options, call options or combinations thereof;

A further investment policy of the fund, which may be changed by action of the Board of Directors without shareholder approval, is that the fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of any class of securities of any one issuer.


                        Capital Income Builder - Page 9

With respect to investment restriction number 2, in determining industry classifications for issuers domiciled outside the U.S., the fund will use reasonable classifications that are not so broad that the primary economic characteristic of the companies in a single class is materially different. The fund will determine such classifications of issuers domiciled outside the U.S. based on the issuer's principal or major business activities.


Notwithstanding investment restriction number 4, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.


                        Capital Income Builder - Page 10

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTOR AND OFFICERS

                                     YEAR FIRST                                     NUMBER OF BOARDS
                        POSITION      ELECTED                                        WITHIN THE FUND
                        WITH THE     A DIRECTOR    PRINCIPAL OCCUPATION(S) DURING  COMPLEX/2/ ON WHICH  OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE         FUND     OF THE FUND/1/           PAST 5 YEARS             DIRECTOR SERVES            BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-----------------------------------------------------------------------------------------------------------------------------------
 H. Frederick            Director       1987        Private Investor; former               19            Ducommun Incorporated;
 Christie                                           President                                            IHOP Corporation;
 Age: 68                                            and Chief Executive Officer,                         Southwest Water Company;
                                                    The                                                  Valero L.P.
                                                    Mission Group (non-utility
                                                    holding
                                                    company subsidiary of
                                                    Southern
                                                    California Edison Company)
-----------------------------------------------------------------------------------------------------------------------------------
 Merit E. Janow          Director       2001        Professor, Columbia                     2            None
 Age: 43                                            University,
                                                    School of International and
                                                    Public
                                                    Affairs
-----------------------------------------------------------------------------------------------------------------------------------
 Mary Myers Kauppila     Director       1992        Private Investor; Chairman              5            None
 Age: 47                                            and CEO,
                                                    Ladera Management Company
                                                    (venture capital and
                                                    agriculture);
                                                    former owner and President,
                                                    Energy
                                                    Investment, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Gail L. Neale           Director       1987        President, The Lovejoy                  4            None
 Age: 67                                            Consulting
                                                    Group, Inc. (a pro-bono
                                                    consulting
                                                    group advising non-profit
                                                    organizations)
-----------------------------------------------------------------------------------------------------------------------------------
 Robert J. O'Neill       Director       1992        Chairman of the Council;                3            None
 Age: 65                                            Australian
                                                    Strategic Policy Institute;
                                                    Adjunct
                                                    Professor in Strategic and
                                                    Defense
                                                    Studies Center, Australian
                                                    National
                                                    University; former Chichele
                                                    Professor
                                                    of the History of War; and
                                                    former
                                                    Fellow, All Souls College,
                                                    University
                                                    of Oxford
-----------------------------------------------------------------------------------------------------------------------------------
 Donald E. Petersen      Director       1992        Retired; former Chairman of             5            Axicon Technologies, Inc.
 Age: 75                                            the
                                                    Board and Chief Executive
                                                    Officer,
                                                    Ford Motor Company
-----------------------------------------------------------------------------------------------------------------------------------
 Stefanie Powers         Director    1989-1996      Actor; Founder and                      2            None
 Age: 59                                1997        President, The
                                                    William Holden Wildlife
                                                    Foundation
-----------------------------------------------------------------------------------------------------------------------------------
 Frank Stanton           Director       1987        Retired; former President,              2            American Health Companies,
 Age: 93                                            CBS Inc.                                             Inc.; Sony Music
                                                    (1946-1973)                                          Entertainment,
                                                                                                         Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 Steadman Upham          Director       2001        President and University                2            None
 Age: 52                                            Professor of
                                                    Archaeology, Claremont
                                                    Graduate
                                                    University Education
-----------------------------------------------------------------------------------------------------------------------------------
 Charles Wolf, Jr.       Director       1987        Senior Economic Adviser and             2            None
 Age: 77                                            Corporate Fellow in
                                                    International
                                                    Economics, The RAND
                                                    Corporation;
                                                    formerly Dean, the RAND
                                                    Graduate
                                                    School
-----------------------------------------------------------------------------------------------------------------------------------




                        Capital Income Builder - Page 11

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                        Capital Income Builder - Page 12

                                                     PRINCIPAL OCCUPATION(S) DURING
                                      YEAR FIRST            PAST 5 YEARS AND           NUMBER OF BOARDS
                                       ELECTED               POSITIONS HELD             WITHIN THE FUND
                       POSITION       A DIRECTOR        WITH AFFILIATED ENTITIES      COMPLEX/2/ ON WHICH   OTHER DIRECTORSHIPS/3/
                       WITH THE     AND/OR OFFICER    OR THE PRINCIPAL UNDERWRITER         DIRECTOR                  HELD
   NAME AND AGE          FUND       OF THE FUND/1/            OF THE FUND              OR OFFICER SERVES    BY DIRECTOR OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/4,5/
-----------------------------------------------------------------------------------------------------------------------------------
 Paul G. Haaga,       Vice               1987        Executive Vice President and             16            None
 Jr.                  Chairman of                    Director, Capital Research and
 Age: 53              the Board                      Management Company; Director,
                                                     American Funds Distributors,
                                                     Inc.*;
                                                     Director, The Capital Group
                                                     Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 James B. Lovelace    President          1992        Senior Vice President and                 2            None
 Age: 45              and                            Director,
                      Director                       Capital Research and
                                                     Management
                                                     Company
-----------------------------------------------------------------------------------------------------------------------------------
 Jon B. Lovelace      DIrector           1987        Chairman Emeritus, Capital                2            None
 Age: 75                                             Research and Management
                                                     Company
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                   PRINCIPAL OCCUPATION(S) DURING
                            POSITION         YEAR FIRST ELECTED                   PAST 5 YEARS AND POSITIONS HELD
                            WITH THE             AN OFFICER                           WITH AFFILIATED ENTITIES
   NAME AND AGE               FUND             OF THE FUND/1/                 OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/5/
-----------------------------------------------------------------------------------------------------------------------------------
 Joyce E. Gordon          Senior Vice               1996          Senior Vice President, Capital Research Company*
 Age: 45                   President
-----------------------------------------------------------------------------------------------------------------------------------
 Janet A. McKinley        Senior Vice               1992          Director, Capital Research and Management Company;Senior Vice
 Age: 47                   President                              President, Capital Research Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Catherine M. Ward        Senior Vice               1987          Senior Vice President and Director, Capital Research and
 Age: 55                   President                              Management
                                                                  Company; Director, American Funds Service Company*; Secretary
                                                                  and
                                                                  Director, Capital Group Research, Inc.*; Director, The Capital
                                                                  Group
                                                                  Companies, Inc.*
-----------------------------------------------------------------------------------------------------------------------------------
 Darcy Kopcho            Vice President             1996          Executive Vice President and Research Director, Capital Research
 Age: 48                                                          Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Mark R. Macdonald       Vice President             2001          Vice President - Investment Management Group, Capital Research
 Age: 42                                                          and
                                                                  Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Steven T. Watson        Vice President             1997          Senior Vice President, Capital Research Company*
 Age: 46
-----------------------------------------------------------------------------------------------------------------------------------
 Vincent P. Corti          Secretary                1987          Vice President - Fund Business Management Group, Capital
 Age: 45                                                          Research
                                                                  and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 R. Marcia Gould           Treasurer                1994          Vice President - Fund Business Management Group, Capital
 Age: 47                                                          Research
                                                                  and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Dayna G. Yamabe      Assistant Treasurer           2001          Vice President - Fund Business Management Group, Capital
 Age: 34                                                          Research
                                                                  and Management Company
-----------------------------------------------------------------------------------------------------------------------------------




                        Capital Income Builder - Page 13

* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 This includes all directorships (other than those in the American Funds Group) that are held by each director as a director of a public company or a registered investment company.
4 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company, or its affiliated entities
  (including the fund's principal underwriter).
5 All of the officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET
- 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.


                        Capital Income Builder - Page 14

FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2001

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       WITHIN AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 H. Frederick Christie       $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 Merit E. Janow                 $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 Mary Myers Kauppila           Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Gail L. Neale               $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Robert J. O'Neill                  None                       None
-------------------------------------------------------------------------------
 Donald E. Petersen            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Stefanie Powers               Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Frank Stanton                 Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Steadman Upham                     None                       None
-------------------------------------------------------------------------------
 Charles Wolf, Jr.           $50,001 - $100,000            Over $100,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/2/
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 James B. Lovelace             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Jon B. Lovelace               Over $100,000               Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges:  None; $1 - $10,000;
  $10,001 - $50,000; $50,001 - $100,000 and Over $100,000. The amounts listed for "interested" directors include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 "Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's Investment Adviser, Capital
  Research and Management Company, or its affiliated entities (including the fund's principal underwriter).

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED OCTOBER 31, 2001

No compensation is paid by the fund to any officer or Director who is a director, officer or employee of the Investment Adviser or its affiliates. The fund pays annual fees of $13,000 to Directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, and $500 for each meeting attended as a member of a committee of the Board of Directors.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not affiliated with the Investment Adviser.


                        Capital Income Builder - Page 15

                                                        TOTAL COMPENSATION (INCLUDING
                         AGGREGATE COMPENSATION     VOLUNTARILY DEFERRED COMPENSATION/1/)
                         (INCLUDING VOLUNTARILY           FROM ALL FUNDS MANAGED BY
                        DEFERRED COMPENSATION/1/)      CAPITAL RESEARCH AND MANAGEMENT
         NAME                 FROM THE FUND             COMPANY OR ITS AFFILIATES/2/
------------------------------------------------------------------------------------------
 H. Frederick                   $17,500/3/                        $203,620/3/
 Christie
------------------------------------------------------------------------------------------
 Merit E. Janow                 $     0/4/                        $      0/4/
------------------------------------------------------------------------------------------
 Mary Myers Kauppila            $18,500/3/                        $104,000/3/
------------------------------------------------------------------------------------------
 Gail L. Neale                  $18,000/3/                        $ 93,500/3/
------------------------------------------------------------------------------------------
 Robert J. O'Neill              $18,500/3/                        $ 46,500/3/
------------------------------------------------------------------------------------------
 Donald E. Petersen             $18,000/3/                        $103,500/3/
------------------------------------------------------------------------------------------
 Stefanie Powers                $18,000                           $ 38,000
------------------------------------------------------------------------------------------
 Frank Stanton                  $19,000                           $ 41,000
------------------------------------------------------------------------------------------
 Steadman Upham                 $     0/4/                        $      0/4/
------------------------------------------------------------------------------------------
 Charles Wolf, Jr.              $17,500                           $ 39,000
------------------------------------------------------------------------------------------


1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.
2 Capital Research and Management Company manages the American Funds consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain non-profit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2001 fiscal year for participating Directors is as follows: H. Frederick Christie ($111,756), Mary Myers Kauppila ($197,045) and Donald E. Petersen ($62,140). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.
4 Merit E. Janow and Steadman Upham were elected to the Board effective December
  6, 2001, therefore, received no compensation from the fund during fiscal 2001.

As of January 15, 2002, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


FUND ORGANIZATION AND THE BOARD OF DIRECTORS

The fund, an open-end, diversified management investment company, was organized as a Maryland corporation on June 8, 1987.


All fund operations are supervised by the fund's Board of Directors, which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund has several different classes of shares, including classes A, B, C, F, 529-A, 529-B, 529-
C, 529-E and 529-F. The 529 share classes are available only through CollegeAmerica to investors establishing qualified higher education savings accounts. The shares of each class represent an interest in the same investment portfolio. Each class has pro rata rights as to


                        Capital Income Builder - Page 16
voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 Plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note, CollegeAmerica account owners are technically not shareholders of the fund and accordingly, do not have the rights of a shareholder, including the right to vote any proxies relating to fund shares.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast, remove any Director from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed Directors. The fund has agreed, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of Directors, as though the fund were a common-law trust. Accordingly, the Directors of the fund will promptly call a meeting of shareholders for the purpose of voting upon the removal of any Directors when requested in writing to do so by the record holders of at least 10% of the outstanding shares.


COMMITTEES OF THE BOARD OF DIRECTORS

The fund has an Audit Committee comprised of Mary Myers Kauppila, Robert J. O'Neill and
Frank Stanton, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee oversees the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The Committee acts as a liaison between the fund's independent accountants and the full Board of Directors. There were two Audit Committee meetings held during the 2001 fiscal year.


The fund has a Nominating Committee comprised of Gail L. Neale, Donald E. Petersen, Stefanie
Powers and Frank Stanton, none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates candidates for independent directors to the full Board of Directors. While the Committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board.
 Such suggestions must be sent in writing to the Nominating Committee of the fund, c/o the fund's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee,


                        Capital Income Builder - Page 17
along with a written consent of the prospective nominee for consideration of his or her name by the Committee. There was one Nominating Committee meeting during the 2001 fiscal year.


The fund has a Contracts Committee comprised of H. Frederick Christie, Mary Myers Kauppila,
Gail L. Neale, Robert J. O'Neill, Donald E. Petersen, Stefanie Powers, Frank Stanton andCharles Wolf, Jr., none of whom is considered an "interested person" of the fund within the meaning of the 1940 Act. The Committee's function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its Investment Adviser or the Investment Adviser's affiliates, such as the investment advisory and service agreement, principal underwriting agreement, and plans of distribution under rule 12b-1, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters. There was one Contracts Committee meeting during the 2001 fiscal year.


INVESTMENT ADVISER - The Investment Adviser, Capital Research and Management Company, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo) with a staff of professionals, many of whom have significant investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


The Investment Adviser is responsible for managing more than $350 billion of stocks, bonds and money market instruments and serves over 11 million shareholder accounts of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until October 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


In determining whether to renew the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the Investment Adviser in accordance with Section 15(c) of the 1940 Act, and presents its recommendations to the full Board of Directors. At its most recent meeting, the Committee considered a number of factors in recommending


                        Capital Income Builder - Page 18
renewal of the existing Agreement, including the quality of services provided to the fund, fees and expenses borne by the fund, and financial results of the Investment Adviser.


In reviewing the quality of services provided to the fund, the Committee reviewed comparative results data and fund expenses, noting that the fund's results were better than the majority of the eighteen funds in its peer group and that expenses also ranked among the lowest.


The Committee also reviewed the Investment Adviser's trading practices and concluded that, based on its review of certain data, the Investment Adviser's dealings with most brokers was based primarily on best execution and not other factors.


Based on their review, the Committee and the Board concluded that the advisory fees and other expenses of the fund are reasonable, both absolutely and on a relative basis, and that shareholders receive fair value for such fees and expenses.


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to: custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plans of Distribution (described below); legal and auditing expenses; compensation, fees and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The management fee is based upon the net assets of the fund and monthly gross investment income. Gross investment income is determined in accordance with generally accepted accounting principles and does not include gains or losses from sales of capital assets.


The management fee is based on an annual rate of 0.24% of the first $1 billion of average net assets; 0.20% of such assets in excess of $1 billion but not exceeding $2 billion; 0.18% of such assets in excess of $2 billion but not exceeding $3 billion; 0.165% of such assets in excess of $3 billion but not exceeding $5 billion; 0.155% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.15% of such assets in excess of $8 billion; plus 3.0% of the fund's gross investment income. Assuming net assets of $8 billion and gross investment income levels of 3%, 4%, 5%, 6%, and 7%, management fees would be 0.27%, 0.30%, 0.33%, 0.36%, and 0.39%, respectively.


The Agreement provides for a management fee reduction to the extent that the annual ordinary operating expenses of the fund's Class A shares exceed 1 1/2% of the first $30 million of the net assets of the fund and 1% of the average net assets in excess thereof. Expenses which are not subject to these limitations are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies are accounted for as capital items and not as expenses. To the extent the fund's


                        Capital Income Builder - Page 19
management fee must be waived due to Class A share expense ratios exceeding this limit, management fees will be reduced similarly for all classes of shares of the fund or other Class A fees will be waived in lieu of management fees.


For the fiscal years ended 2001, 2000, and 1999, the Investment Adviser received from the fund advisory fees of $25,719,000, $25,990,000, and $28,908,000, respectively.


ADMINISTRATIVE SERVICES AGREEMENT - The Administrative Services Agreement (the "Administrative Agreement") between the fund and the Investment Adviser relating to the fund's Class C, F and 529 shares will continue in effect until October 31, 2002, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Administrative Agreement provides that the fund may terminate the agreement at any time by vote of a majority of Directors who are not interested persons of the fund. The Investment Adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).


Under the Administrative Agreement, the Investment Adviser provides certain transfer agent and administrative services for shareholders of the fund's Class C and F shares, and all Class 529 shares. The Investment Adviser contracts with third parties, including American Funds Service Company, the fund's Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting, and shareholder and fund communications. In addition, the Investment Adviser monitors, coordinates and oversees the activities performed by third parties providing such services.


As compensation for its services, the Investment Adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American Funds Service Company. The Investment Adviser also receives an administrative services fee for administrative services provided to the fund's applicable share classes. Administrative services fees are paid monthly, accrued daily and calculated at the annual rate of 0.15% of the average daily net assets of each respective applicable share class.


Administrative service fees paid for Class C and F shares for the fiscal period ended 2001 were $44,000 and $10,000, respectively.


PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.


The Principal Underwriter receives revenues from sales of the fund's shares. For Class A and
529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal
Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells


                        Capital Income Builder - Page 20
the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and 529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares. For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class 529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares.


Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR

                                           FISCAL YEAR/PERIOD       REVENUE          COMPENSATION
---------------------------------------------------------------
                                                               OR FEES RETAINED       TO DEALERS
                                                               --------------------------------------
                 CLASS A                          2001            $3,779,000          $17,257,000
                                                  2000            $1,778,000          $ 8,086,000
                                                  1999            $5,326,000          $25,137,000
-----------------------------------------------------------------------------------------------------
                 CLASS B                          2001            $  680,000          $ 3,922,000
                                                  2000            $  112,000          $   704,000
-----------------------------------------------------------------------------------------------------


The fund has adopted Plans of Distribution (the "Plans"), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans (together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting Agreement. Potential benefits of the Plans to the fund include: shareholder services; savings to the fund in transfer agency costs; savings to the fund in advisory fees and other expenses; benefits to the investment process from growth or stability of assets; and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.


Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (i) for Class A shares, up to 0.30% of its average daily net assets attributable to Class A shares; (ii) for Class 529-A shares, up to 0.50% of its average daily net assets attributable to Class 529-A shares; (iii) for


                        Capital Income Builder - Page 21

Class B and 529-B shares, 1.00% of its average daily net assets attributable to Class B and 529-B shares, respectively; (iv) for Class C and 529-C shares, 1.00% of its average daily net assets attributable to Class C and 529-C shares, respectively; (v) for Class 529-E shares, up to 0.75% of its average daily net assets attributable to Class 529-E shares; and (vi) for Class F and 529-F shares, up to 0.50% of its average daily net assets attributable to Class F and 529-F shares, respectively.


For Class A and 529-A shares, (i) up to 0.25% is reimbursed to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) up to the amount allowable under the fund's Class A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets) ("no load purchases"). Commissions on no load purchases of Class A shares, in excess of the Class A and 529-A Plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters these commissions are not recoverable.


For Class B and 529-B shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.


For Class C and 529-C shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class 529-E shares, (i) 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers, and (ii) 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.


For Class F and 529-F shares, 0.25% is paid to the Principal Underwriter for paying service-related expenses, including service fees paid to qualified dealers or advisers. Currently, no compensation is paid under the fund's Class F and 529-F Plans for distribution-related expenses.


                        Capital Income Builder - Page 22

During the 2001 fiscal year, 12b-1 expenses accrued and paid, and if applicable, unpaid, were:

                               12B-1 EXPENSES            12B-1 LIABILITY

--------------------------        ACCRUED                  OUTSTANDING
                          ----------------------------------------------------
        CLASS A                 $18,965,000                 $2,900,000
------------------------------------------------------------------------------
        CLASS B                 $   585,000                 $   97,000
------------------------------------------------------------------------------
        CLASS C                 $   172,000                 $   49,000
------------------------------------------------------------------------------
        CLASS F                 $     9,000                 $    3,000
------------------------------------------------------------------------------


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently, these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION - The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies), or two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses.


                        Capital Income Builder - Page 23

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is the interest of shareholders to distribute a lesser amount.


DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS - Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividend and capital gain distributions by 529 share classes will be automatically reinvested.


     DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the


                        Capital Income Builder - Page 24
     stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.


     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date which is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.


     A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.


     In addition, some of the bonds may be purchased by a fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on


                        Capital Income Builder - Page 25
     disposition generally will be treated as short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as short-term capital gain.


     Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


     CAPITAL GAIN DISTRIBUTIONS - The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.


SHAREHOLDER TAXATION - In January of each year, individual shareholders of the fund will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund. Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


Redemptions of shares, including exchanges for shares of another American Fund, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.


                        Capital Income Builder - Page 26

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other funds. Also, any loss realized on a redemption or exchange of shares of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.


Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.


UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO COLLEGEAMERICA ACCOUNTS.


                        Capital Income Builder - Page 27

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Purchase           $50 minimum (except where a
                        Minimums" for initial   lower minimum is noted under
                        investment minimums.    "Purchase Minimums").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made, has
                        a sales agreement with
                        American Funds
                        Distributors and is
                        authorized to sell a
                        CollegeAmerica account
                        in the case of 529
                        shares.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By Internet             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      establish the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Internet Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call 800/421-0180 to    Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company
                        a/c# 4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------



The fund and the Principal Underwriter reserve the right to reject any purchase order. Generally, Class F shares are generally only available to fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers. Class B and C shares are generally not available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and money purchase pension and


                        Capital Income Builder - Page 28
profit sharing plans. Class 529 shares may be purchased by investors only through CollegeAmerica accounts. Class 529-E shares may only be purchased by investors participating in CollegeAmerica through an eligible employer plan. Class R-5 shares of the fund are available to clients of the Personal Investment Management Group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts. In addition, the state tax-exempt funds are only offered in certain states, and tax-exempt funds in general should not serve as retirement plan investments.


PURCHASE MINIMUMS - The minimum initial investment for all funds in The American Funds Group, except the money market funds and the state tax-exempt funds, is $250. The minimum initial investment for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America, and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, and The Tax-Exempt Fund of Virginia) is $1,000. Purchase minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. The minimum is $50 for additional investments (except for retirement plan payroll deductions as noted above).


PURCHASE MAXIMUM FOR CLASS B SHARES - The maximum purchase order for Class B shares for all American Funds is $100,000. Direct purchases of Class B shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class B shares of other American Funds. For investments above $100,000, Class A shares are generally a less expensive option over time due to sales charge reductions or waivers.


PURCHASE MAXIMUM FOR CLASS C SHARES - The maximum purchase order for Class C shares for all American Funds is $500,000. Direct purchases of Class C shares of The Cash Management Trust of America are not permitted; shares may be acquired only by exchanging from Class C shares of other American Funds.


FUND NUMBERS - Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/ (see description below):

                                                                   FUND NUMBERS
                                                      ----------------------------------------
FUND                                                  CLASS A   CLASS B   CLASS C    CLASS F
----------------------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . . . . . . . . . . . .     002       202       302        402
American Balanced Fund/(R)/ . . . . . . . . . . . .     011       211       311        411
American Mutual Fund/(R)/ . . . . . . . . . . . . .     003       203       303        403
Capital Income Builder/(R)/ . . . . . . . . . . . .     012       212       312        412
Capital World Growth and Income Fund/SM/  . . . . .     033       233       333        433
EuroPacific Growth Fund/(R)/  . . . . . . . . . . .     016       216       316        416
Fundamental Investors/SM/ . . . . . . . . . . . . .     010       210       310        410
The Growth Fund of America/(R)/ . . . . . . . . . .     005       205       305        405
The Income Fund of America/(R)/ . . . . . . . . . .     006       206       306        406
The Investment Company of America/(R)/  . . . . . .     004       204       304        404
The New Economy Fund/(R)/ . . . . . . . . . . . . .     014       214       314        414
New Perspective Fund/(R)/ . . . . . . . . . . . . .     007       207       307        407
New World Fund/SM/  . . . . . . . . . . . . . . . .     036       236       336        436
SMALLCAP World Fund/(R)/  . . . . . . . . . . . . .     035       235       335        435
Washington Mutual Investors Fund/SM/  . . . . . . .     001       201       301        401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/ . . .     040       240       340        440
American High-Income Trust/SM/  . . . . . . . . . .     021       221       321        421
The Bond Fund of America/SM/  . . . . . . . . . . .     008       208       308        408
Capital World Bond Fund/(R)/  . . . . . . . . . . .     031       231       331        431
Intermediate Bond Fund of America/SM/ . . . . . . .     023       223       323        423
Limited Term Tax-Exempt Bond Fund of America/SM/  .     043       243       343        443
The Tax-Exempt Bond Fund of America/(R)/  . . . . .     019       219       319        419
The Tax-Exempt Fund of California/(R)/* . . . . . .     020       220       320        420
The Tax-Exempt Fund of Maryland/(R)/* . . . . . . .     024       224       324        424
The Tax-Exempt Fund of Virginia/(R)/* . . . . . . .     025       225       325        425
U.S. Government Securities Fund/SM/ . . . . . . . .     022       222       322        422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/ . . . . .     009       209       309        409
The Tax-Exempt Money Fund of America/SM/  . . . . .     039       N/A       N/A        N/A
The U.S. Treasury Money Fund of America/SM/ . . . .     049       N/A       N/A        N/A
___________
*Available only in certain states.



                        Capital Income Builder - Page 29

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------
STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/ . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund/(R)/ . .    1011     1211     1311     1511      1411
American Mutual Fund/(R)/ . . .    1003     1203     1303     1503      1403
Capital Income Builder/(R)/ . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund/SM/  . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund/(R)/  .    1016     1216     1316     1516      1416
Fundamental Investors/SM/ . . .    1010     1210     1310     1510      1410
The Growth Fund of America/(R)/    1005     1205     1305     1505      1405
The Income Fund of America/(R)/    1006     1206     1306     1506      1406
The Investment Company of
America/(R)/. . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund/(R)/ . . .    1014     1214     1314     1514      1414
New Perspective Fund/(R)/ . . .    1007     1207     1307     1507      1407
New World Fund/SM/  . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund/(R)/  . . .    1035     1235     1335     1535      1435
Washington Mutual Investors
Fund/SM/  . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust/SM/     1021     1221     1321     1521      1421
The Bond Fund of America/SM/  .    1008     1208     1308     1508      1408
Capital World Bond Fund/(R)/  .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America/SM/ . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities
Fund/SM/. . . . . . . . . . . .    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America/(R)/. . . . . . . . . .    1009     1209     1309     1509      1409




                        Capital Income Builder - Page 30

                                 SALES CHARGES

CLASS A SALES CHARGES - The sales charges you pay when purchasing Class A shares of stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Fund Numbers" above for a listing of the funds.)

                                                                                             DEALER
                                                                     SALES CHARGE AS       COMMISSION
                                                                    PERCENTAGE OF THE:    AS PERCENTAGE
                                                                    ------------------       OF THE
AMOUNT OF PURCHASE
AT THE OFFERING PRICE                                              NET AMOUNT  OFFERING     OFFERING
                                                                   -INVESTED-   PRICE         PRICE
------------------------------------------------------------------- --------    -----         -----
STOCK AND STOCK/BOND FUNDS
Less than $25,000 . . . . . . . . .                                  6.10%      5.75%         5.00%
$25,000 but less than $50,000 . . .                                  5.26       5.00          4.25
$50,000 but less than $100,000. .                                    4.71       4.50          3.75
BOND FUNDS
Less than $100,000 . . . . . . . .                                   3.90       3.75          3.00
STOCK, STOCK/BOND, AND BOND FUNDS
$100,000 but less than $250,000 .                                    3.63       3.50          2.75
$250,000 but less than $500,000 .                                    2.56       2.50          2.00
$500,000 but less than $750,000 .                                    2.04       2.00          1.60
$750,000 but less than $1 million                                    1.52       1.50          1.20

 $1 million or more. . . . . . . .                none    none   (see below)
------------------------------------------------------------------------------


CLASS A PURCHASES NOT SUBJECT TO SALES CHARGES - Investments of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE (CDSC) MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, and Individual Retirement Account rollovers from retirement plans with assets invested in the American Funds (see "Individual Retirement Account (IRA) Rollovers" below) may invest with no sales charge and are not subject to a CDSC. 403(b) plans may be treated as employer-sponsored plans for sales charge purposes if: (i) the American Funds are principal investment options; (ii) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment meetings held during working hours; and (iii) there is only one dealer firm assigned to the plans. 403(b) plans meeting these criteria may invest with no sales charge and are not subject to a CDSC if investing $1 million or more or having 100 or more eligible employees.


Investments made through accounts that purchased Class A shares of the fund before March 15, 2001 and are part of certain qualified fee-based programs, and retirement plans, endowments or foundations with $50 million or more in assets, may also be made with no sales charge and are not subject to a CDSC. A dealer concession of up to 1% may be paid by the fund under its Class A Plan of Distribution on investments made with no initial sales charge.


                        Capital Income Builder - Page 31

A transfer from the Virginia Prepaid Education Program or the Virginia Education Savings Trust to a CollegeAmerica account will be made with no sales charge. No commission will be paid to the dealer on such a transfer.


In addition, Class A shares of the stock, stock/bond and bond funds may be sold at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4)  insurance company separate accounts;

(5)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

(6) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation;

(7) an individual or entity with a substantial business relationship with The Capital Group Companies, Inc. or its affiliates, as determined by a Vice President or more senior officer of the Capital Research and Management Company Fund Administration and Compliance Unit; and

(8) wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The Capital Group Companies, Inc.

Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

CONTINGENT DEFERRED SALES CHARGE ON CLASS A AND C SHARES - Except as described above, a CDSC of 1% applies to redemptions of Class A shares of the American Funds, other than the money market funds, made within 12 months following the purchase of Class A shares of $1 million or more made without an initial sales charge. A CDSC of 1% also applies to redemptions of Class C shares of the American Funds made within 12 months following the purchase of the Class C shares. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held the longest are assumed to be redeemed first for purposes of calculating this CDSC. The CDSC may be waived in certain circumstances. See "CDSC Waivers for Class A Shares" and "CDSC Waivers for Class B and C Shares" below.


                        Capital Income Builder - Page 32

CLASS B SALES CHARGES - Class B shares are sold without any initial sales charge. However, a CDSC may be applied to shares you sell within six years of purchase, as shown in the table below:



   CONTINGENT DEFERRED SALES CHARGE ON
         SHARES SOLD WITHIN YEAR             AS A % OF SHARES BEING SOLD
 --------------------------------------------------------------------------
                    1                                   5.00%
                    2                                   4.00
                    3                                   4.00
                    4                                   3.00
                    5                                   2.00
                    6                                   1.00



There is no CDSC on appreciation in share value above the initial purchase price or on shares acquired through reinvestment of dividends or capital gain distributions. In addition, the CDSC may be waived in certain circumstances.
 See "CDSC Waivers for Class B and C shares" below. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. In processing redemptions of Class B shares, shares that are not subject to any CDSC will be redeemed first followed by shares that you have owned the longest during the six-year period.


CLASS F AND CLASS 529-E SALES CHARGE - Class F and 529-E shares are sold with no initial or contingent deferred sales charge.


DEALER COMMISSIONS AND COMPENSATION - For Class A shares, commissions (up to 1%) are paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored defined contribution-type plan investing $1 million or more or with 100 or more eligible employees, IRA rollover accounts (as described in "Individual Retirement Account (IRA) Rollovers" below), and for purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more.
 Commissions on investments in Class A shares are paid at the following rates:
1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.


For Class B shares, compensation equal to 4.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class B shares.


For Class C shares, compensation equal to 1.00% of the amount invested is paid by the Principal Underwriter to dealers who sell Class C shares.


CONVERSION OF CLASS B AND C SHARES - Class B shares automatically convert to Class A shares in the month of the eight-year anniversary of the purchase date.
 Class C shares automatically convert to Class F shares in the month of the ten-year anniversary of the purchase date. Class 529-C shares will not convert to Class 529-F shares. The conversion of shares is subject to the Internal Revenue Service's continued position that the conversions are not subject to federal income tax. In the event the Internal Revenue Service no longer takes this position, the


                        Capital Income Builder - Page 33
automatic conversion feature may be suspended, in which event no further conversions of Class B or C shares would occur while such suspension remained in effect. In that event, at your option, Class B shares could be exchanged for Class A shares and Class C shares for Class F shares on the basis of the relative net asset values of the two classes, without the imposition of a sales charge or fee; however, such an exchange could constitute a taxable event for you. Absent such an exchange, Class B and C shares would continue to be subject to higher expenses for longer than eight years and ten years, respectively.


                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know at the time you purchase shares if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include future appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more for equity funds and $100,000 or more for bond funds made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount.

     When a shareholder elects to use a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to the account at the end of the period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Accordingly, upon your request, the sales charge paid on investments made 90 days prior to the Statement revision will be adjusted to reflect the revised Statement.

     Existing holdings eligible for rights of accumulation (see below), including Class A shares held in a fee-based arrangement, other classes of shares of the American Funds, and any individual investments in American Legacy variable annuities and variable life insurance policies (American Legacy, American Legacy II and American Legacy III


                        Capital Income Builder - Page 34
     variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement.

     During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement. The Statement will be considered completed if the shareholder dies within the 13-month Statement period. Commissions will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the 13-month period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those made by you and your immediate family (your spouse and your children under the age of 21), if all parties are purchasing shares for their own accounts and/or:

     .individual-type employee benefit plan(s), such as an IRA, 403(b) plan
          (see exception below), or single-participant Keogh-type plan;

     .business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .trust accounts established by you or your immediate family. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust;

     .endowments or foundations established and controlled by you or your immediate family; or

     .CollegeAmerica accounts. Accounts will be aggregated at the account owner level. Class 529-E accounts may only be aggregated with an eligible employer plan.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;


                        Capital Income Builder - Page 35

     .made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding individual-type employee benefit plans described above;

     .for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .for non-profit, charitable or educational organizations (or any employer-sponsored retirement plan for such an endowment or foundation) or any endowments or foundations established and controlled by the organization; or

     .for participant accounts of a 403(b) plan that is treated as an employer-sponsored plan (see "Class A Purchases Not Subject to Sales Charges" above), or made for two or more 403(b) plans that are treated as employer-sponsored plans of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of all classes of shares of two or more funds in The American Funds Group, as well as individual holdings in American Legacy variable annuities and variable life insurance policies. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of the money market funds are excluded.

     RIGHTS OF ACCUMULATION - Subject to the limitations described under the aggregation policy, you may take into account the current value (or if greater, the amount you invested less any withdrawals) of your existing holdings in all share classes of The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy variable annuities and variable life insurance policies. Direct purchases of the money market funds are excluded.

CDSC WAIVERS FOR CLASS A SHARES - Any CDSC on Class A shares may be waived in the following cases:


(1) Exchanges (except if shares acquired by exchange are then redeemed within 12 months of the initial purchase).

(2) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.


                        Capital Income Builder - Page 36

(3) Distributions from 403(b) plans or IRAs due to attainment of age 59-1/2, and required minimum distributions from retirement accounts upon the attainment of age 70-1/2. Such distributions may not exceed 12% of the value of the account annually.(4) Tax-free returns of excess contributions to IRAs.

(5) Redemptions through systematic withdrawal plans (see "Automatic Withdrawals" below), not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC.

(6) For Class 529-A shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship.

CDSC WAIVERS FOR CLASS B AND C SHARES - Any CDSC on Class B and C shares may be waived in the following cases:


(1) Redemptions through systematic withdrawal plans ("SWPs") (see "Automatic Withdrawals" below) not exceeding 12% each year of the lesser of the original purchase cost or the current market value of the shares being sold that would otherwise be subject to a CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 12% limitation. If there are insufficient shares not subject to a CDSC, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached.

The 12% SWP limit is calculated on a pro rata basis at the time the first payment is made and is recalculated thereafter on a pro rata basis at the time of each SWP payment. Shareholders who establish a SWP should be aware that the amount of that payment not subject to a CDSC may vary over time depending on fluctuations in net asset value of their account. This privilege may be revised or terminated at any time.


(2) Required minimum distributions taken from retirement accounts upon the attainment of age 70-1/2. Such distributions may not exceed 12% of the value of the account annually.

(3) Distributions due to death or post-purchase disability of a shareholder. In the case of joint tenant accounts, if one joint tenant dies, the surviving joint tenant(s), at the time they notify the Transfer Agent of the decedent's death and remove his/her name from the account, may redeem shares from the account without incurring a CDSC. Redemptions subsequent to the notification to the Transfer Agent of the death of one of the joint owners will be subject to a CDSC.

(4) For Class 529-B and 529-C shareholders only, redemptions due to a beneficiary's death, post-purchase disability or receipt of a scholarship.

CDSC waivers on Class A, B and C shares are allowed only in the cases listed above. For example, CDSC waivers will not be allowed for:

     .Redemptions of dividend and capital gain distributions, redemptions of appreciated shares, redemptions through SWPs, and required minimum distributions, to the extent in aggregate they exceed 12% of an account value; or

     .Redemptions of Class 529-B and 529-C shares due to: termination of CollegeAmerica; a determination by the Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code;


                        Capital Income Builder - Page 37
          proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings Plan eliminating the fund as an option for additional investment within CollegeAmerica.

                 INDIVIDUAL RETIREMENT ACCOUNT (IRA) ROLLOVERS


Assets from a retirement plan (plan assets) may be invested in any class of shares of the American Funds through an IRA rollover plan. All such rollover investments will be subject to the terms and conditions for Class A, B, C and F shares contained in the fund's current prospectus and statement of additional information.


An IRA rollover involving plan assets that offered an investment option managed by any affiliate of The Capital Group Companies, Inc., including any of the American Funds, may be invested in: 1) Class A shares at net asset value; 2) Class A shares subject to the applicable initial sales charge; 3) Class B shares; 4) Class C shares; or 5) Class F shares. Plan assets invested in Class A shares with a sales charge, B, C or F shares are subject to the terms and conditions contained in the fund's current prospectus and statement of additional information. Advisers will be compensated according to the policies associated with each share class and described in the fund's current prospectus and statement of additional information.


Plan assets invested in Class A shares at net asset value will not be subject to a contingent deferred sales charge and will immediately begin to accrue service fees (i.e., shares do not have to age). Dealer commissions will be paid only on IRA rollovers of $1 million or more according to the schedule applicable to Class A share investments of $1 million or more (see "Dealer Commissions and Compensation" above).


IRA rollovers that do not indicate which share class plan assets should be invested in and which do not have an adviser associated with the account will be invested in Class F shares. Additional plan assets may be rolled into the account holding F shares; however, subsequent contributions will not be allowed to be invested in F shares.


                        Capital Income Builder - Page 38

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.


Orders received by the investment dealer or authorized designee, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under procedures adopted by authority of the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


                        Capital Income Builder - Page 39

2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent, dealer or any of their designees.
 Sales of certain Class A, B and C shares may be subject to a CDSC. Generally, Class F shares may only be sold through fee-based programs of investment firms and registered investment advisers with special agreements with the fund's distributor.


You may sell (redeem) other classes of shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -   Requests must be signed by the registered shareholder(s).

     -   A signature guarantee is required if the redemption is:

          -  Over $75,000;

          -Made payable to someone other than the registered shareholder(s); or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

          Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.


     -Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     -You must include with your written request any shares you wish to sell that are in certificate form.


                        Capital Income Builder - Page 40

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR USING THE INTERNET

     - Redemptions by telephone, fax or the Internet (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $75,000 per shareholder each day.

     - Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     -You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your checking account signature card.

          - Check writing is not available for any of the 529 share classes or B, C or F share classes of The Cash Management Trust of America.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.


Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Proceeds from a Class B share redemption where a CDSC was charged will be reinvested in Class A shares. Proceeds from any other type of redemption and all dividend and capital gain distributions will be reinvested in the same share class from which the original redemption or distribution was made. Any CDSC on Class B or C shares will be credited to your account. Redemption proceeds of Class A shares representing direct purchases in the money market funds that are reinvested in non-money market funds will be subject to a sales charge. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


                        Capital Income Builder - Page 41

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for Class 529 shareholders or if your account is held with an investment dealer.


AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments in The American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividend and capital gain distributions paid by the 529 share classes will automatically be reinvested.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains ("distributions") of the same share class into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.


                        Capital Income Builder - Page 42

EXCHANGE PRIVILEGE - You may only exchange shares into other funds in The American Funds Group within the same class. However, exchanges from Class A shares of The Cash Management Trust of America may be made to Class B or C shares of any other American Fund for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be done through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.


Exchanges from Class A, C or F shares to the corresponding 529 share class, particularly in the case of Uniform Gifts to Minors Act or Uniform Transfer to Minors Act custodial accounts, may result in significant legal and tax consequences as described in the CollegeAmerica Program Description. Please consult your financial adviser prior to making such an exchange.


You may exchange shares of other classes by writing to the Transfer Agent (see "Selling Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "American Funds Service Company Service Areas" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Internet Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Bank and Trust Company serves as trustee may not be exchanged by telephone, Internet, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Price of Shares" above.) THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - For all share classes, except the 529 classes of shares, you may automatically exchange shares of the same class in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day) of each month you designate.


AUTOMATIC WITHDRAWALS - For all share classes, except the 529 classes of shares, you may automatically withdraw shares from any of the funds in The American Funds Group. You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.


Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The


                        Capital Income Builder - Page 43

Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $75,000 per American Funds shareholder each day) from non-retirement plan accounts, or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds website on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Telephone and Internet Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Fund Numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or the Internet (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


REDEMPTION OF SHARES - The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent. Certificates are not available for the 529 share classes.


                        Capital Income Builder - Page 44

                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


The fund is required to disclose information regarding investments in the securities of broker-dealers (or parent companies of broker-dealers that derive more than 15% of their revenue from broker-dealer activities) which have certain relationships with the fund. During the last fiscal year, ABN AMRO Bank and JPMorgan Chase & Co. were among the top 10 dealers that received the largest amount of brokerage commissions and that acted as principals in portfolio transactions. The fund held equity securities of ABN AMRO Bank in the amount of $11,884,000 and equity securities of JPMorgan Chase & Co. in the amount of $99,503,000 as of the close of its most recent fiscal year.


Brokerage commissions paid on portfolio transactions for the fiscal years ended 2001, 2000 and 1999, amounted to $9,736,000, $7,658,000, and $3,190,000, respectively.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as Custodian. If the fund holds non-U.S.
securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or non-U.S. branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $4,874,000 for Class A shares and $41,000 for Class B shares for the 2001 fiscal year.


                        Capital Income Builder - Page 45

INDEPENDENT ACCOUNTANTS - PricewaterhouseCoopers LLP, 350 South Grand Avenue, LosAngeles, CA 90071, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Directors.


PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS - The fund's fiscal year ends on October 31. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, PricewaterhouseCoopers LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments, including securities in which the fund may invest from time to time. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Accountants contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
    MAXIMUM OFFERING PRICE PER SHARE FOR CLASS A SHARES -- OCTOBER 31, 2001

Net asset value and redemption price per share
  (Net assets divided by shares outstanding) . . . . . . . . .      $43.80
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . . . . . . . . . .      $46.47



                        Capital Income Builder - Page 46

            CLASS A SHARE INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield was 3.48% based on a 30-day (or one month) period ended October 31, 2001, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula as required by the Securities and Exchange Commission:


     YIELD = 2[((a-b)/cd + 1)/6/ -1]

     Where:  a   = dividends and interest earned during the period.

             b   =
                    expenses accrued for the period (net of reimbursements).

             c   =
                    the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   =
                    the maximum offering price per share on the last day of the period.

The fund's one-year total return and five- and ten-year average annual total returns at the maximum offering price for the periods ended October 31, 2001 were 1.20%, 8.86%, and 10.83%, respectively. The fund's one-year total return and five- and ten-year average annual total returns at net asset value for the periods ended October 31, 2001 were 7.39%, 10.15%, and 11.49%, respectively.


The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


In calculating average annual total return at the maximum offering price, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures. From time to time, the fund may calculate investment results for Class B, C, and F shares, as well as the 529 share classes.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


                        Capital Income Builder - Page 47

The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's,
                                                                      ---------
Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine,
-------------------------------------------------------------------------------
Money, U.S. News and World Report and The Wall Street Journal.
---------------------------------     -----------------------


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, fuels, transportation, and other goods and services that people buy for day-to-day living).


                        Capital Income Builder - Page 48

                                    APPENDIX
                    Description of Commercial Paper Ratings

MOODY'S employs the designations "Prime-1," "Prime-2" and "Prime-3" to indicate
-------
commercial paper having the highest capacity for timely repayment. Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.


Issues rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


S&P ratings of commercial paper are graded into four categories ranging from "A"
---
for the highest quality obligations to "D" for the lowest.


A - Issues assigned its highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with numbers 1, 2, and 3 to indicate the relative degree of safety.


A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.


A-2 - Capacity for timely payments on issues with this designation is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

                          Description of Bond Ratings

BOND RATINGS - The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


                        Capital Income Builder - Page 49

"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S&P rates the long-term debt securities of various entities in categories
---
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


AAA
"An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong."


                        Capital Income Builder - Page 50

AA
"An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong."


A
"An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions that obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong."


BBB
"An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions."


BB
"An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation."

B
"An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation."


CCC
"An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation."

CC
"An obligation rated 'CC' is currently highly vulnerable to nonpayment."

C
"A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying."


                        Capital Income Builder - Page 51

D
"An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized."


                        Capital Income Builder - Page 52

Capital Income Builder, Inc.
Investment Portfolio, October 31, 2001


[pie chart]
                                                     Percent
                                                      of Net
Largest Industry Holdings                             Assets

Banks                                                   14.34
Electric Utilities                                      10.09
Real Estate                                              6.60
Tobacco                                                  5.32
Insurance                                                3.48


Other Industries                                       29.87%
Bonds & Notes                                          19.17%
Cash & Equivalents                                     11.13%

[end pie chart]

Capital Income Builder, Inc.
Investment Portfolio, October 31, 2001



                                                                                 Percent
                                                                                  of Net
Ten Largest Equity Holdings                                                       Assets

Philip Morris                                                                         2.1
NiSource                                                                              1.7
XL Capital                                                                            1.6
Pinnacle West Capital                                                                 1.5
PowerGen                                                                              1.4
Bank of Nova Scotia                                                                   1.4
Archstone-Smith Trust                                                                 1.4
Wachovia                                                                              1.4
Royal Bank of Canada                                                                  1.3
Southern Co.                                                                          1.3

Capital Income Builder
Investment Portfolio, October 31, 2001


                                                                                Shares or       Market
                                                                                Principal        Value
Equity Securities                                                                  Amount   (Millions)

ENERGY
OIL & GAS  -  3.44%
BP PLC (formerly BP Amoco PLC) (ADR)                                               500,000   $   24.170
ChevronTexaco Corp. (formerly Chevron Corp.)                                     1,100,000       97.405
El Paso Corp. 6.625% FELINE PRIDES                                                 100,000        3.333
convertible preferred 2002
Fortum Oyj                                                                       4,600,000       21.784
Kerr-McGee Corp.                                                                   282,800       16.289
Royal Dutch Petroleum Co. (New York registered)                                  1,105,000       55.813
"Shell" Transport and Trading Co., PLC                                           1,100,000       49.005
(New York registered)
TonenGeneral Sekiyu KK                                                           2,000,000       16.080
                                                                                                283.879

MATERIALS
CHEMICALS  -  0.62%
Dow Chemical Co.                                                                 1,550,000       51.537
CONTAINERS & PACKAGING  -  0.10%
Chesapeake Corp.                                                                   300,000        8.496
METALS & MINING  -  0.81%
Hoganas AB, Class B                                                                940,000       13.938
WMC Ltd.                                                                         4,943,800       23.220
Worthington Industries, Inc.                                                     2,261,900       29.405
PAPER & FOREST PRODUCTS  -  2.23%
Georgia-Pacific Corp., Georgia-Pacific Group                                       480,000       14.760
7.50% PEPS convertible preferred 2002, units
Holmen AB, Class B                                                                 650,000       13.969
M-real Oyj, Class B                                                              5,050,000       31.385
Norske Skogindustrier ASA, Class A                                               2,962,500       46.413
PaperlinX Ltd.                                                                   4,500,000        9.492
Rayonier Inc.                                                                      615,600       26.335
Stora Enso Oyj, Class R                                                          1,000,000       12.177
Westvaco Corp.                                                                   1,200,000       29.460
                                                                                                310.587

CAPITAL GOODS
AEROSPACE & DEFENSE  -  0.26%
RC Trust I 8.25% convertible preferred 2006, units                                 382,000       21.831
BUILDING PRODUCTS  -  0.20%
Uponor Oyj                                                                       1,111,800       16.246
ELECTRICAL EQUIPMENT  -  0.82%
Hubbell Inc., Class B                                                            2,473,000       67.562
INDUSTRIAL CONGLOMERATES  -  0.30%
Hunting PLC                                                                      4,260,000       11.479
Hutchison Delta Finance Ltd. 7.00%                                             $11,000,000       13.007
convertible debentures 2001 /1/
MACHINERY  -  0.54%
Cummins Capital Trust I 7.00%                                                      100,000        4.600
QUIPS convertible preferred 2031 /1/
IHC Caland NV                                                                      813,513       40.689
                                                                                                175.414

COMMERCIAL SERVICES & SUPPLIES
COMMERCIAL SERVICES & SUPPLIES  -  0.42%
Michael Page International PLC /2/                                              21,353,300       35.145

TRANSPORTATION
AIRLINES  -  0.40%
Qantas Airways Ltd.                                                             16,686,094       33.011
ROAD & RAIL  -  0.42%
CSX Corp.                                                                          600,000       20.220
SMRT Corp. Ltd.                                                                 34,163,000       14.244
TRANSPORTATION INFRASTRUCTURE  -  0.50%
Aurea Concesiones de Infraestructuras SA                                         1,100,000       21.779
BRISA-Auto-Estradas de Portugal, SA  /1/                                         2,170,000       19.378
                                                                                                108.632

AUTOMOBILES & COMPONENTS
AUTOMOBILES  -  0.23%
Ford Motor Co.                                                                   1,200,000       19.260

CONSUMER DURABLES & APPAREL
HOUSEHOLD DURABLES  -  0.17%
Newell Rubbermaid Inc.                                                             500,000       13.820

MEDIA
MEDIA  -  0.15%
South China Morning Post (Holdings) Ltd.                                        23,824,000       12.600

RETAILING
SPECIALTY RETAIL  -  0.09%
DFS Furniture Co. PLC                                                            1,391,430        7.600

FOOD & DRUG RETAILING
FOOD & DRUG RETAILING  -  0.07%
Safeway PLC                                                                      1,147,500        5.850

FOOD, BEVERAGE & TOBACCO
BEVERAGES  -  0.60%
Foster's Group Ltd.                                                             20,173,526       49.162
(formerly Foster's Brewing Group Limited)
FOOD PRODUCTS  -  2.28%
General Mills, Inc.                                                                900,000       41.328
H.J. Heinz Co.                                                                   1,800,000       76.392
Kellogg Co.                                                                        600,000       18.300
Sara Lee Corp.                                                                   2,326,500       51.858
TOBACCO  -  5.32%
Altadis SA                                                                       2,624,995       43.211
Gallaher Group PLC                                                              11,587,464       78.479
Imperial Tobacco Ltd.                                                            1,400,000       17.526
Philip Morris Companies Inc.                                                     3,715,000      173.862
R.J. Reynolds Tobacco Holdings, Inc.                                             1,450,000       81.258
UST Inc.                                                                         1,350,000       45.373
                                                                                                676.749

HOUSEHOLD & PERSONAL PRODUCTS
HOUSEHOLD PRODUCTS  -  0.27%
WD-40 Co. /2/                                                                      979,650       22.062


BANKS
BANKS  -  14.34%
ABN AMRO Holding NV                                                                776,808       11.884
Alliance & Leicester PLC                                                           989,700       10.119
AmSouth Bancorporation                                                           1,500,000       25.935
Australia and New Zealand Banking Group Ltd.                                     2,456,986       22.065
BancWest Corp.                                                                     800,000       27.960
Bank of America Corp.                                                            1,770,000      104.412
Bank of Ireland                                                                  5,515,532       49.004
Bank of Nova Scotia                                                              4,241,600      117.199
BANK ONE CORP.                                                                   2,211,000       73.383
Barclays PLC                                                                     1,250,000       37.687
Comerica Inc.                                                                    1,500,000       69.135
Commonwealth Bank of Australia                                                   1,071,060       16.067
Hang Seng Bank Ltd.                                                              4,570,400       45.853
HSBC Holdings PLC                                                                3,637,184       39.405
Huntington Bancshares Inc.                                                         910,000       14.041
JCG Holdings Ltd.                                                               29,432,000       16.698
Lloyds TSB Group PLC                                                             2,250,000       22.743
National Australia Bank Ltd.                                                     1,436,854       22.112
National City Corp.                                                              2,625,000       69.300
Royal Bank of Canada                                                             3,650,000      107.637
United Bankshares, Inc.                                                          1,775,000       48.280
Valley National Bancorp                                                            661,500       19.772
Wachovia Corp. (merged with First Union Corp.)                                   3,998,000      114.343
Washington Mutual, Inc.                                                            750,000       22.642
Wells Fargo & Co.                                                                  568,000       22.436
Westpac Banking Corp.                                                            7,293,755       54.341
                                                                                              1,184.453

DIVERSIFIED FINANCIALS
DIVERSIFIED FINANCIALS  -  2.01%
ING Groep NV                                                                     2,655,300       66.344
J.P. Morgan Chase & Co.                                                          2,814,000       99.503
                                                                                                165.847

INSURANCE
INSURANCE  -  3.48%
American International Group, Inc.                                                 229,573       18.044
(formerly American General Corp.)
Irish Life & Permanent PLC                                                       8,092,500       85.768
Lincoln National Corp.                                                           1,270,000       53.784
XL Capital Ltd., Class A                                                         1,492,800      129.665
                                                                                                287.261

REAL ESTATE
REAL ESTATE  -  6.60%
AMB Property Corp.                                                               1,625,000       39.504
Apartment Investment and Management Co., Class A                                 1,175,000       49.315
Archstone-Smith Trust                                                            4,784,585      115.787
(formerly Archstone Communities Trust)
Cabot Industrial Trust                                                             535,000       12.744
Equity Residential Properties Trust                                              1,090,000       28.285
Health Care Property Investors, Inc.                                             1,545,000       57.505
HKR International Ltd.                                                          29,038,000        6.441
Hongkong Land Holdings Ltd.                                                     11,996,000       19.314
Kerry Properties Ltd.                                                           39,981,351       31.269
Kimco Realty Corp.                                                               1,361,500       66.564
Nationwide Health Properties, Inc.                                               1,400,000       27.580
ProLogis Trust                                                                     762,346       15.194
Washington Real Estate Investment Trust                                            515,900       12.459
Weingarten Realty Investors                                                      1,260,000       63.050
                                                                                                545.011

SOFTWARE & SERVICES
IT CONSULTING & SERVICES  -  0.52%
Electronic Data Systems Corp., 7.625%                                              779,500       42.717
convertible preferred 2004
TECHNOLOGY HARDWARE & EQUIPMENT
ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.36%
Solectron Corp. 0% LYON convertible notes 2020                                 $65,000,000       29.553

TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.86%
Hellenic Telecommunications Organization SA                                      3,500,000       56.826
SBC Communications Inc.                                                          1,400,000       53.354
Swisscom AG                                                                        251,391       69.942
Telecom Corp. of New Zealand Ltd.                                               12,240,000       23.258
WorldCom, Inc. - MCI Group                                                       2,800,000       33.180
WIRELESS TELECOMMUNICATION SERVICES  -  0.22%
AT&T Broadband 7.00% PIES convertible preferred 2002                               707,000       18.007
                                                                                                254.567

UTILITIES
ELECTRIC UTILITIES  -  10.09%
American Electric Power Co., Inc.                                                  870,000       36.453
Beijing Datang Power Generation Co. Ltd., Class H                               87,500,000       31.973
Consolidated Edison, Inc.                                                        2,110,800       83.355
Dominion Resources, Inc.                                                           250,000       15.280
Duke Energy Corp., 8.25% convertible                                             1,351,600       37.169
preferred 2004, units
GPU, Inc.                                                                          450,000       17.842
Innogy Holdings PLC                                                              2,300,000        6.851
Northeast Utilities                                                                197,400        3.484
Pinnacle West Capital Corp.                                                      2,950,000      124.342
PowerGen PLC                                                                    10,982,500      119.250
Scottish and Southern Energy PLC                                                 5,100,000       49.026
Scottish Power PLC                                                              15,631,160       89.929
Shandong International Power Development Co. Ltd.,                              93,048,000       20.758
Class H
Southern Co.                                                                     4,462,100      106.644
TXU Corp.                                                                          800,000       36.672
TXU Corp., Series C, 8.75% convertible                                           1,075,000       53.632
preferred 2004, units
GAS UTILITIES  -  1.71%
NiSource Inc.                                                                    5,928,516      140.802
NiSource, Inc. 0% convertible preferred 2004 /3/                                   330,799         .728
MULTI-UTILITIES  -  1.64%
United Utilities PLC                                                             3,930,000       35.604
Williams Companies, Inc.                                                         3,469,250      100.157
WATER UTILITIES  -  0.91%
American Water Works Co., Inc.                                                   1,850,000       75.110
                                                                                              1,185.061

MISCELLANEOUS
Other equity securities in initial period of acquisition                                        389.349

TOTAL EQUITY SECURITIES (cost: $4,694.968 million)                                            5,755.417




                                                                                Principal
Bonds & Notes                                                                      Amount

Corporate, Mortgage - & Asset-Backed Securities
A. H. Belo Corp. 7.125% 2007                                                     5,000,000        4.846
Aetna Inc.:
7.375% 2006                                                                     10,000,000       10.392
7.875% 2011                                                                      3,435,000        3.502
Airplanes Pass Through Trust: /4/
Class B, 3.275% 2019 /5/                                                        19,866,870       16.491
Class C, 8.15% 2019 /6/                                                          2,868,668        1.865
Allegiance Corp. 7.80% 2016                                                      3,000,000        3.394
American Airlines Inc., Series 2001-2,                                          10,560,000       11.107
Class B, 8.608% 2011 /1/
AOL Time Warner Inc. 6.125% 2006                                                 2,200,000        2.296
AT&T Wireless Services, Inc. 7.875% 2011                                        10,000,000       10.753
Atlas Air, Inc., Pass Through Trusts, Series 1998-1: /4/
Class B, 7.68% 2014                                                              4,648,814        4.479
Class A, 7.38% 2019                                                              3,791,480        3.780
BAE SYSTEMS 2001 Asset Trust Pass                                                7,975,908        8.303
Through Trusts, Series 2001, Class B,
7.156% 2011 /1/ /4/
Bear Stearns Commercial Mortgage Securities Inc.,                               26,666,049       28.688
Series 1999-WF2, Class A-1, 6.80% 2031 /4/
BHP Finance Ltd. 6.69% 2006                                                      6,480,000        6.882
British Telecommunications PLC 8.125% 2010                                      15,000,000       16.998
Capital One Bank 6.875% 2006                                                    10,000,000       10.103
CenturyTel, Inc., Series H, 8.375% 2010                                          8,000,000        8.858
Chase Commercial Mortgage Securities Corp., Series 2000-1,                       9,360,624       10.354
Class A-1, 7.656% 2032 /4/
Clear Channel Communications, Inc. 6.625% 2008                                   8,245,000        8.356
Coast-to-Coast Motor Vehicle Owner Trust, Series 2000-A,                        10,300,000       10.969
Class A-4, 7.33% 2006 /1/  /4/
Columbia/HCA Healthcare Corp.:
6.87% 2003                                                                       4,425,000        4.514
6.91% 2005                                                                       8,595,000        8.853
7.25% 2008                                                                       5,000,000        5.200
Compaq Computer Corp. 6.20% 2003                                                14,500,000       15.000
CompuCredit Credit Card Master Note Business Trust,
Series 2001A, 2.915% 2008 /1/ /5/
Container Corp. of America 9.75% 2003                                           10,000,000        9.946
Continental Airlines, Inc.: /4/                                                  3,500,000        3.605
Series 1997-1, Class C-1, 7.42% 2007
Series 2001-1, Class B,  7.373% 2015                                             2,176,550        1.865
Series 1997-1, Class A, 7.461% 2016                                              1,000,000         .918
Series 1997-4, Class A, 6.90% 2018                                               2,681,767        2.621
Series 2000-1, Class B, 8.388% 2020                                              4,538,762        4.220
Continental Auto Receivables Owner Trust,                                        5,431,848        4.617
Series 2000-A, Class A4, 7.42% 2004 /1/  /4/                                     8,250,000        8.810
Cox Radio, Inc. 6.625% 2006
CS First Boston Mortgage Securities Corp.,                                      10,325,000       10.733
Series 1998-C1, Class C, 6.78% 2040 /4/                                          6,550,000        6.959
Dana Corp. 9.00% 2011 /1/
Delta Air Line, Inc. 1991 Equipment                                              6,200,000        5.332
Certificates Trust, Series K, 10.00% 2014 /1/  /4/                               2,000,000        1.764
Deutsche Telekom International Finance BV 7.75% 2005
Federated Department Stores, Inc. 6.625% 2011                                    5,000,000        5.405
Ford Motor Credit Co.:                                                          15,000,000       14.594
 6.875% 2006
 7.25% 2011                                                                     15,000,000       15.359
 7.375% 2011                                                                     7,000,000        7.061
Fort James Corp. 6.875% 2007                                                    15,000,000       15.275
Fox/Liberty Networks, LLC, FLN Finance, Inc. 8.875% 2007                        10,050,000        9.841
France Telecom 7.45% 2006 /1/  /5/                                               7,000,000        7.350
Gemstone Investor Limited, 7.71% 2004 /1/                                       10,000,000       10.694
General Motors Acceptance Corp.:                                                11,000,000       11.065
 6.125% 2006
 6.875% 2011                                                                    15,880,000       15.815
GMAC Commercial Mortgage Securities, Inc.,                                         600,000         .589
Series 1998-C1, Class D, 6.974% 2030 /4/                                        14,595,000       15.241
Harrah's Operating Company, Inc. 7.125% 2007 /1/
Hasbro, Inc. 7.95% 2003                                                          7,000,000        7.147
Household Finance Corp. 6.375% 2011                                             10,000,000        9.925
Humana Inc. 7.25% 2006                                                           5,000,000        5.087
J.P. Morgan Commercial Mortgage Finance Corp.,                                  10,000,000       10.374
Series 1995-C1, Class A-2, 7.445% 2010 /4/  /5/                                  2,494,201        2.527
Jet Equipment Trust, Series 1995-B,
Class C, 9.71% 2015 /1/  /4/                                                     5,000,000        3.835
Kellogg Co. 6.00% 2006
Kraft Foods Inc.:                                                                5,750,000        6.035
 4.625% 2006
 5.625% 2011                                                                     1,000,000        1.000
Lenfest Communications, Inc. 8.375% 2005                                         3,000,000        3.017
Liberty Media Corp. 7.875% 2009                                                  1,500,000        1.677
Metris Master Trust:  /1/  /4/  /5/                                             12,000,000       12.243
 Series 2000-1, Class C, 4.458% 2008
 Series 2001-3, Class C, 4.163% 2009                                            11,000,000       10.757
MGM Mirage Inc. 8.50% 2010                                                       2,500,000        2.473
Midland Cogeneration Venture LP, Secured Lease                                   5,000,000        5.024
Obligation Bonds, Series C-91, 10.33% 2002 /4/                                     815,162         .836
MMCA Auto Owner Trust: /4/
 Series 2000-2, Class B, 7.42% 2005
 Series 2001-2, Class B, 5.75% 2007                                              8,000,000        8.726
 Series 2001-3, Class B Note, 3.48% 2008 /5/                                       500,000         .517
Money Store Residential Trust 1997-1, Class M-1,                                 6,000,000        5.996
7.085% 2016 /4/                                                                 15,000,000       15.451
Monumental Global Funding Trust II,
Series 2001-A, 6.05% 2006 /1/                                                   15,000,000       15.664
Motorola, Inc.:
 6.75% 2006
 7.625% 2010                                                                     7,000,000        7.052
 8.00% 2011 /1/                                                                 13,000,000       13.147
Nabisco, Inc. 6.375% 2035 /5/                                                   15,250,000       15.333
News America Holdings Inc. 8.50% 2005                                           10,020,000       10.452
NPF XII, Inc. Health Care Receivables                                            1,000,000        1.091
Securitization Program, Class A: /1/  /4/
 Series 2001-1, 3.238% 2004 /5/
 Series 2001-3, 5.52% 2007                                                       3,000,000        3.001
PanAmSat Corp. 6.00% 2003                                                        5,000,000        5.000
Pegasus Aviation Lease Securitization: /1/  /4/                                  5,000,000        4.926
 Series 2000-1:
  Class A-1, 3.045% 2015  /5/
  Class A-2, 8.37% 2030                                                          9,028,710        8.614
 Series 2001-1, Class B-2, 7.27% 2031                                            1,000,000        1.004
Prestige Auto Receivables Trust, Series 2001-1A, Class A,                        3,915,397        3.617
5.26% 2009 /1/  /4/                                                              5,888,491        6.029
Providian Master Trust, Series 2000-3,
Class C, 7.60% 2007 /1/  /4/                                                     5,000,000        5.112
Royal Caribbean Cruises Ltd.:
 7.25% 2006
 8.75% 2011                                                                      4,500,000        3.195
Security National Mortgage Loan Trust, Series 2000-1,                            2,500,000        1.700
Class A-2, 8.75% 2024 /1/  /4/                                                   6,800,000        7.217
SocGen Real Estate Co. LLC, Series A, 7.64%
 (undated) /1/  /5/
Southwest Airlines Co. Pass Through Trusts,                                      8,000,000        8.409
Series 2001-1: /4/
  Class A-2, 5.496% 2006
  Class B, 6.126% 2006                                                           1,400,000        1.414
Starwood Asset Receivables Trust, Series 2000-1,                                 8,500,000        8.585
Class D, 3.87% 2022 /1/  /4/  /5/                                               10,000,000        9.986
Structured Asset Securities Corp., Series 1998-RF2,
Class A, 8.529% 2027 /1/  /4/  /5/                                               8,854,748        9.649
TELUS Corp.:
 7.50% 2007
 8.00% 2011                                                                        750,000         .800
Toys "R" Us, Inc. 7.625% 2011 /1/                                                1,100,000        1.198
TRW Inc.:                                                                        6,025,000        6.026
 8.75% 2006
 7.125% 2009                                                                    10,000,000       10.964
Univision Communications Inc. 7.85% 2011 /1/                                     2,000,000        1.989
Viacom Inc.:                                                                     1,500,000        1.587
 6.40% 2006
 6.625% 2011                                                                     3,000,000        3.197
Vodafone AirTouch PLC:                                                          12,800,000       13.407
 7.625% 2005
 7.75% 2010                                                                      5,000,000        5.471
Voicestream Wireless Corp., 10.375% 2009                                         5,000,000        5.605
WCG Note Trust 8.25% 2004 /1/                                                   12,950,000       14.862
Williams Companies, Inc. 7.125% 2011                                            38,000,000       39.299
Williams Holdings of Delaware, Inc.:                                            17,500,000       18.163
 6.25% 2006
 6.50% 2008                                                                     20,000,000       20.504
WMX Technologies, Inc.:                                                          2,500,000        2.511
 6.375% 2003
 7.00% 2006                                                                      2,749,000        2.873
 7.375% 2010                                                                     1,900,000        2.029
 7.10% 2026                                                                      1,000,000        1.068
World Omni Master Owner Trust, Series 2000-1, Class B,                           8,000,000        8.371
2.975% 2005 /4/  /5/                                                             6,000,000        6.000
Xerox Equipment Lease Owner Trust, Series 2001-1 ,
Class A 4.525% 2008 /1/  /4/  /5/                                                5,308,331        5.322
                                                                                                839.752
U.S. Treasuries Obligations
6.50% May 2002
10.75% May 2003                                                                100,000,000      102.578
11.125% August 2003                                                            150,000,000      169.078
11.875% November 2003                                                           90,000,000      103.627
6.50% May 2005                                                                 110,000,000      130.298
3.375% January 2007 /7/                                                          7,500,000        8.330
8.375% August 2008                                                              11,203,300       11.588
Principal Strip 0% 2008                                                         43,000,000       47.287
8.75% November 2008                                                              1,520,000        1.142
6.375% August 2027                                                             100,000,000      111.953
                                                                                 9,000,000       10.682
                                                                                                696.563

Governments & Governmental Authorities  /4/
Fannie Mae:
 6.00% 2016
 6.50% 2031                                                                     20,000,000       20.556
 7.00% 2016 - 2031                                                               7,972,115        8.196
Fannie Mae Trust, Series 2001-50, Class BA 7.00% 2041                           13,950,973       14.550
                                                                                 3,000,000        3.157
                                                                                                 46.459


TOTAL BONDS & NOTES (cost: $1,545.040 million)
                                                                                              1,582.774




Short-Term Securities                                                           Principal
                                                                                   Amount
Federal Agency Discount Notes
Fannie Mae 2.04%-3.79% due 11/1/2001-1/31/2002
Federal Home Loan Banks 2.05%-3.50% due                                        267,000,000      266.354
11/2/2001-4/19/2002                                                            134,000,000      133.367
Freddie Mac 2.05%-3.47% due 11/19/2001-1/31/2002
                                                                               184,600,000      183.999
                                                                                                583.720
Corporate Short-Term Notes
Alcoa Inc. 2.52% due 11/9/2001
BellSouth Corp. 2.20%-2.45% due 12/12/2001-2/8/2002 /1/                         25,000,000       24.984
E.W. Scripps Co. 2.25%-3.23% due 12/10/2001-1/16/2002 /1/                       50,000,000       49.800
Equilon Enterprises LLC 2.42%-2.43% due 11/13-11/28/2001                        20,000,000       19.918
Estee Lauder Companies Inc. 2.30%-2.50% due                                     25,000,000       24.960
12/14/2001-1/9/2002 /1/                                                         20,000,000       19.931
Gillette Co. 3.43% due 11/6-11/9/2001 /1/
Marsh USA Inc. 3.83% due 11/1/2001 /1/                                          33,266,000       33.241
Triple-A One Funding Corp. 2.39% due 11/20/2001 /1/                             25,000,000       24.997
Verizon Network Funding Co. 2.20%-3.33%                                         16,200,000       16.179
due 11/7-12/11/2001                                                             63,400,000       63.296
                                                                                                277.306
U.S. Treasury Securities
U.S. Treasury Bills 2.05%-3.43% due 11/8/2001-4/4/2002
                                                                                54,200,000       54.024

TOTAL SHORT-TERM SECURITIES (cost: $915.022 million)
                                                                                                915.050

TOTAL INVESTMENT SECURITIES (cost: $7,155.030 million)
Excess of cash and receivables over payables                                                  8,253.241
                                                                                                  3.697
NET ASSETS
                                                                                             $8,256.938
/1/ Purchased in a private placement transaction;
resale may be limited to qualified institutional buyers;
resale to public may require registration.
/2/ The fund owns 5.69% and 6.23% of the
outstanding voting securities of Michael Page
International PLC  and WD-40 Co., respectively,
and thus are considered n affiliate as defined under the
a Investment Company Act of 1940.
/3/ Non-income-producing security.
/4/ Pass-through securities backed by a pool of
mortgages or other loans on which principal
payments are periodically made.  Therefore,
the effective maturities are shorter than
the stated maturities.
/5/ Coupon rate may change periodically.
/6/ Valued under procedures established by
the Board of Directors.
/7/ Index-linked bond whose principal amount
moves with a government retail price index.
ADR = American Depositary Receipts

See Notes to Financial Statements






Equity Securities
                                                                                  Percent
ENERGY                                                                             of Net
OIL & GAS  -  3.44%                                                                Assets
BP PLC (formerly BP Amoco PLC) (ADR)
ChevronTexaco Corp. (formerly Chevron Corp.)
El Paso Corp. 6.625% FELINE PRIDES
convertible preferred 2002                                                            .29%
Fortum Oyj                                                                            1.18
Kerr-McGee Corp.                                                                       .04
Royal Dutch Petroleum Co. (New York registered)
"Shell" Transport and Trading Co., PLC                                                 .26
(New York registered)                                                                  .20
TonenGeneral Sekiyu KK
                                                                                      1.27

MATERIALS                                                                              .20
CHEMICALS  -  0.62%                                                                   3.44
Dow Chemical Co.
CONTAINERS & PACKAGING  -  0.10%
Chesapeake Corp.
METALS & MINING  -  0.81%                                                              .62
Hoganas AB, Class B
WMC Ltd.                                                                               .10
Worthington Industries, Inc.
PAPER & FOREST PRODUCTS  -  2.23%                                                      .17
Georgia-Pacific Corp., Georgia-Pacific Group                                           .28
7.50% PEPS convertible preferred 2002, units                                           .36
Holmen AB, Class B
M-real Oyj, Class B                                                                    .18
Norske Skogindustrier ASA, Class A
PaperlinX Ltd.                                                                         .17
Rayonier Inc.                                                                          .38
Stora Enso Oyj, Class R                                                                .56
Westvaco Corp.                                                                         .11
                                                                                       .32
                                                                                       .15
CAPITAL GOODS                                                                          .36
AEROSPACE & DEFENSE  -  0.26%                                                         3.76
RC Trust I 8.25% convertible preferred 2006, units
BUILDING PRODUCTS  -  0.20%
Uponor Oyj
ELECTRICAL EQUIPMENT  -  0.82%                                                         .26
Hubbell Inc., Class B
INDUSTRIAL CONGLOMERATES  -  0.30%                                                     .20
Hunting PLC
Hutchison Delta Finance Ltd. 7.00%                                                     .82
convertible debentures 2001 /1/
MACHINERY  -  0.54%                                                                    .14
Cummins Capital Trust I 7.00%                                                          .16
QUIPS convertible preferred 2031 /1/
IHC Caland NV
                                                                                       .05

COMMERCIAL SERVICES & SUPPLIES                                                         .49
COMMERCIAL SERVICES & SUPPLIES  -  0.42%                                              2.12
Michael Page International PLC /2/

TRANSPORTATION
AIRLINES  -  0.40%                                                                     .42
Qantas Airways Ltd.
ROAD & RAIL  -  0.42%
CSX Corp.
SMRT Corp. Ltd.                                                                        .40
TRANSPORTATION INFRASTRUCTURE  -  0.50%
Aurea Concesiones de Infraestructuras SA                                               .25
BRISA-Auto-Estradas de Portugal, SA  /1/                                               .17

                                                                                       .26
AUTOMOBILES & COMPONENTS                                                               .24
AUTOMOBILES  -  0.23%                                                                 1.32
Ford Motor Co.

CONSUMER DURABLES & APPAREL
HOUSEHOLD DURABLES  -  0.17%                                                           .23
Newell Rubbermaid Inc.

MEDIA
MEDIA  -  0.15%                                                                        .17
South China Morning Post (Holdings) Ltd.

RETAILING
SPECIALTY RETAIL  -  0.09%                                                             .15
DFS Furniture Co. PLC

FOOD & DRUG RETAILING
FOOD & DRUG RETAILING  -  0.07%                                                        .09
Safeway PLC

FOOD, BEVERAGE & TOBACCO
BEVERAGES  -  0.60%                                                                    .07
Foster's Group Ltd.
(formerly Foster's Brewing Group Limited)
FOOD PRODUCTS  -  2.28%
General Mills, Inc.                                                                    .60
H.J. Heinz Co.
Kellogg Co.
Sara Lee Corp.                                                                         .50
TOBACCO  -  5.32%                                                                      .93
Altadis SA                                                                             .22
Gallaher Group PLC                                                                     .63
Imperial Tobacco Ltd.
Philip Morris Companies Inc.                                                           .52
R.J. Reynolds Tobacco Holdings, Inc.                                                   .95
UST Inc.                                                                               .21
                                                                                      2.11
                                                                                       .98
HOUSEHOLD & PERSONAL PRODUCTS                                                          .55
HOUSEHOLD PRODUCTS  -  0.27%                                                          8.20
WD-40 Co. /2/


BANKS                                                                                  .27
BANKS  -  14.34%
ABN AMRO Holding NV
Alliance & Leicester PLC
AmSouth Bancorporation
Australia and New Zealand Banking Group Ltd.                                           .14
BancWest Corp.                                                                         .12
Bank of America Corp.                                                                  .31
Bank of Ireland                                                                        .27
Bank of Nova Scotia                                                                    .34
BANK ONE CORP.                                                                        1.26
Barclays PLC                                                                           .59
Comerica Inc.                                                                         1.42
Commonwealth Bank of Australia                                                         .89
Hang Seng Bank Ltd.                                                                    .46
HSBC Holdings PLC                                                                      .84
Huntington Bancshares Inc.                                                             .19
JCG Holdings Ltd.                                                                      .56
Lloyds TSB Group PLC                                                                   .48
National Australia Bank Ltd.                                                           .17
National City Corp.                                                                    .20
Royal Bank of Canada                                                                   .28
United Bankshares, Inc.                                                                .27
Valley National Bancorp                                                                .84
Wachovia Corp. (merged with First Union Corp.)                                        1.30
Washington Mutual, Inc.                                                                .59
Wells Fargo & Co.                                                                      .24
Westpac Banking Corp.                                                                 1.38
                                                                                       .27
                                                                                       .27
DIVERSIFIED FINANCIALS                                                                 .66
DIVERSIFIED FINANCIALS  -  2.01%                                                     14.34
ING Groep NV
J.P. Morgan Chase & Co.

                                                                                       .80
INSURANCE                                                                             1.21
INSURANCE  -  3.48%                                                                   2.01
American International Group, Inc.
(formerly American General Corp.)
Irish Life & Permanent PLC
Lincoln National Corp.                                                                 .22
XL Capital Ltd., Class A
                                                                                      1.04
                                                                                       .65
REAL ESTATE                                                                           1.57
REAL ESTATE  -  6.60%                                                                 3.48
AMB Property Corp.
Apartment Investment and Management Co., Class A
Archstone-Smith Trust
(formerly Archstone Communities Trust)                                                 .48
Cabot Industrial Trust                                                                 .60
Equity Residential Properties Trust                                                   1.40
Health Care Property Investors, Inc.
HKR International Ltd.                                                                 .16
Hongkong Land Holdings Ltd.                                                            .34
Kerry Properties Ltd.                                                                  .70
Kimco Realty Corp.                                                                     .08
Nationwide Health Properties, Inc.                                                     .23
ProLogis Trust                                                                         .38
Washington Real Estate Investment Trust                                                .81
Weingarten Realty Investors                                                            .33
                                                                                       .18
                                                                                       .15
SOFTWARE & SERVICES                                                                    .76
IT CONSULTING & SERVICES  -  0.52%                                                    6.60
Electronic Data Systems Corp., 7.625%
convertible preferred 2004
TECHNOLOGY HARDWARE & EQUIPMENT
ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.36%                                           .52
Solectron Corp. 0% LYON convertible notes 2020

TELECOMMUNICATION SERVICES
DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.86%                                       .36
Hellenic Telecommunications Organization SA
SBC Communications Inc.
Swisscom AG
Telecom Corp. of New Zealand Ltd.                                                      .69
WorldCom, Inc. - MCI Group                                                             .64
WIRELESS TELECOMMUNICATION SERVICES  -  0.22%                                          .85
AT&T Broadband 7.00% PIES convertible preferred 2002                                   .28
                                                                                       .40

UTILITIES                                                                              .22
ELECTRIC UTILITIES  -  10.09%                                                         3.08
American Electric Power Co., Inc.
Beijing Datang Power Generation Co. Ltd., Class H
Consolidated Edison, Inc.
Dominion Resources, Inc.                                                               .44
Duke Energy Corp., 8.25% convertible preferred 2004, units                             .39
GPU, Inc.                                                                             1.01
Innogy Holdings PLC                                                                    .19
Northeast Utilities                                                                    .45
Pinnacle West Capital Corp.                                                            .22
PowerGen PLC                                                                           .08
Scottish and Southern Energy PLC                                                       .04
Scottish Power PLC                                                                    1.51
Shandong International Power Development Co. Ltd.,                                    1.44
Class H                                                                                .59
Southern Co.                                                                          1.09
TXU Corp.                                                                              .25
TXU Corp., Series C, 8.75% convertible                                                1.29
preferred 2004, units
GAS UTILITIES  -  1.71%                                                               1.10
NiSource Inc.
NiSource, Inc. 0% convertible preferred 2004 /3/
MULTI-UTILITIES  -  1.64%
United Utilities PLC                                                                  1.71
Williams Companies, Inc.
WATER UTILITIES  -  0.91%                                                              .43
American Water Works Co., Inc.                                                        1.21

                                                                                       .91
MISCELLANEOUS                                                                        14.35
Other equity securities in initial period of acquisition

TOTAL EQUITY SECURITIES (cost: $4,694.968 million)                                    4.72

                                                                                     69.70



Bonds & Notes

Corporate, Mortgage - & Asset-Backed Securities
A. H. Belo Corp. 7.125% 2007
Aetna Inc.:
7.375% 2006                                                                            .06
7.875% 2011
Airplanes Pass Through Trust: /4/
Class B, 3.275% 2019 /5/                                                               .17
Class C, 8.15% 2019 /6/
Allegiance Corp. 7.80% 2016
American Airlines Inc., Series 2001-2, Class B, 8.608% 2011 /1/                        .22
AOL Time Warner Inc. 6.125% 2006                                                       .04
AT&T Wireless Services, Inc. 7.875% 2011                                               .13
Atlas Air, Inc., Pass Through Trusts, Series 1998-1: /4/                               .03
Class B, 7.68% 2014                                                                    .13
Class A, 7.38% 2019
BAE SYSTEMS 2001 Asset Trust Pass
Through Trusts, Series 2001, Class B, 7.156% 2011 /1/  /4/                             .10
Bear Stearns Commercial Mortgage Securities Inc.,                                      .10
Series 1999-WF2, Class A-1, 6.80% 2031 /4/
BHP Finance Ltd. 6.69% 2006                                                            .35
British Telecommunications PLC 8.125% 2010
Capital One Bank 6.875% 2006                                                           .08
CenturyTel, Inc., Series H, 8.375% 2010                                                .21
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-1, 7.656%           .12
Clear Channel Communications, Inc. 6.625% 2008                                         .11
Coast-to-Coast Motor Vehicle Owner Trust, Series 2000-A,                               .13
Class A-4, 7.33% 2006 /1/  /4/                                                         .10
Columbia/HCA Healthcare Corp.:                                                         .13
6.87% 2003
6.91% 2005
7.25% 2008
Compaq Computer Corp. 6.20% 2003
CompuCredit Credit Card Master Note Business                                           .22
Trust, Series 2001A, 2.915% 2008 /1/ /5/
Container Corp. of America 9.75% 2003                                                  .18
Continental Airlines, Inc.: /4/                                                        .12
Series 1997-1, Class C-1, 7.42% 2007                                                   .04
Series 2001-1, Class B,  7.373% 2015
Series 1997-1, Class A, 7.461% 2016
Series 1997-4, Class A, 6.90% 2018
Series 2000-1, Class B, 8.388% 2020
Continental Auto Receivables Owner Trust,
Series 2000-A, Class A4, 7.42% 2004 /1/  /4/                                           .17
Cox Radio, Inc. 6.625% 2006                                                            .11
CS First Boston Mortgage Securities Corp.,
Series 1998-C1, Class C, 6.78% 2040 /4/                                                .13
Dana Corp. 9.00% 2011 /1/                                                              .08
Delta Air Line, Inc. 1991 Equipment
Certificates Trust, Series K, 10.00% 2014 /1/  /4/                                     .06
Deutsche Telekom International Finance BV 7.75% 2005                                   .02
Federated Department Stores, Inc. 6.625% 2011
Ford Motor Credit Co.:                                                                 .07
 6.875% 2006                                                                           .18
 7.25% 2011
 7.375% 2011
Fort James Corp. 6.875% 2007
Fox/Liberty Networks, LLC, FLN Finance, Inc. 8.875% 2007                               .46
France Telecom 7.45% 2006 /1/  /5/                                                     .12
Gemstone Investor Limited, 7.71% 2004 /1/                                              .09
General Motors Acceptance Corp.:                                                       .13
 6.125% 2006                                                                           .13
 6.875% 2011
GMAC Commercial Mortgage Securities, Inc.,
Series 1998-C1, Class D, 6.974% 2030 /4/                                               .20
Harrah's Operating Company, Inc. 7.125% 2007 /1/                                       .18
Hasbro, Inc. 7.95% 2003
Household Finance Corp. 6.375% 2011                                                    .09
Humana Inc. 7.25% 2006                                                                 .12
J.P. Morgan Commercial Mortgage Finance Corp.,                                         .06
Series 1995-C1, Class A-2, 7.445% 2010 /4/  /5/                                        .13
Jet Equipment Trust, Series 1995-B,                                                    .03
Class C, 9.71% 2015 /1/  /4/
Kellogg Co. 6.00% 2006                                                                 .05
Kraft Foods Inc.:
 4.625% 2006                                                                           .07
 5.625% 2011
Lenfest Communications, Inc. 8.375% 2005
Liberty Media Corp. 7.875% 2009                                                        .05
Metris Master Trust:  /1/  /4/  /5/                                                    .02
 Series 2000-1, Class C, 4.458% 2008                                                   .15
 Series 2001-3, Class C, 4.163% 2009
MGM Mirage Inc. 8.50% 2010
Midland Cogeneration Venture LP, Secured Lease                                         .16
Obligation Bonds, Series C-91, 10.33% 2002 /4/                                         .06
MMCA Auto Owner Trust: /4/                                                             .01
 Series 2000-2, Class B, 7.42% 2005
 Series 2001-2, Class B, 5.75% 2007
 Series 2001-3, Class B Note, 3.48% 2008 /5/                                           .11
Money Store Residential Trust 1997-1, Class M-1,                                       .01
7.085% 2016 /4/                                                                        .07
Monumental Global Funding Trust II,                                                    .19
Series 2001-A, 6.05% 2006 /1/
Motorola, Inc.:                                                                        .19
 6.75% 2006
 7.625% 2010
 8.00% 2011 /1/
Nabisco, Inc. 6.375% 2035 /5/
News America Holdings Inc. 8.50% 2005                                                  .43
NPF XII, Inc. Health Care Receivables                                                  .13
Securitization Program, Class A: /1/  /4/                                              .01
 Series 2001-1, 3.238% 2004 /5/
 Series 2001-3, 5.52% 2007
PanAmSat Corp. 6.00% 2003                                                              .04
Pegasus Aviation Lease Securitization: /1/  /4/                                        .06
 Series 2000-1:                                                                        .06
  Class A-1, 3.045% 2015  /5/
  Class A-2, 8.37% 2030
 Series 2001-1, Class B-2, 7.27% 2031
Prestige Auto Receivables Trust, Series 2001-1A,
Class A,  5.26% 2009 /1/  /4/                                                          .16
Providian Master Trust, Series 2000-3,                                                 .07
Class C, 7.60% 2007 /1/  /4/
Royal Caribbean Cruises Ltd.:                                                          .06
 7.25% 2006
 8.75% 2011
Security National Mortgage Loan Trust, Series 2000-1,
Class A-2, 8.75% 2024 /1/  /4/                                                         .06
SocGen Real Estate Co. LLC, Series A, 7.64%                                            .09
(undated) /1/  /5/
Southwest Airlines Co. Pass Through Trusts,
Series 2001-1: /4/                                                                     .10
  Class A-2, 5.496% 2006
  Class B, 6.126% 2006
Starwood Asset Receivables Trust, Series 2000-1,
Class D, 3.87% 2022 /1/  /4/  /5/                                                      .12
Structured Asset Securities Corp., Series 1998-RF2,                                    .12
Class A, 8.529% 2027 /1/  /4/  /5/
TELUS Corp.:                                                                           .12
 7.50% 2007
 8.00% 2011
Toys "R" Us, Inc. 7.625% 2011 /1/
TRW Inc.:                                                                              .02
 8.75% 2006                                                                            .07
 7.125% 2009
Univision Communications Inc. 7.85% 2011 /1/
Viacom Inc.:                                                                           .16
 6.40% 2006                                                                            .02
 6.625% 2011
Vodafone AirTouch PLC:
 7.625% 2005                                                                           .20
 7.75% 2010
Voicestream Wireless Corp., 10.375% 2009
WCG Note Trust 8.25% 2004 /1/                                                          .13
Williams Companies, Inc. 7.125% 2011                                                   .18
Williams Holdings of Delaware, Inc.:                                                   .48
 6.25% 2006
 6.50% 2008
WMX Technologies, Inc.:
 6.375% 2003                                                                           .50
 7.00% 2006
 7.375% 2010
 7.10% 2026
World Omni Master Owner Trust, Series 2000-1, Class B,
2.975% 2005 /4/  /5/                                                                   .18
Xerox Equipment Lease Owner Trust, Series 2001-1 ,                                     .07
Class A 4.525% 2008 /1/  /4/  /5/
                                                                                       .06
U.S. Treasuries Obligations                                                          10.17
6.50% May 2002
10.75% May 2003
11.125% August 2003
11.875% November 2003
6.50% May 2005
3.375% January 2007 /7/
8.375% August 2008
Principal Strip 0% 2008
8.75% November 2008
6.375% August 2027

                                                                                      8.44
                                                                                      8.44
Governments & Governmental Authorities  /4/
Fannie Mae:
 6.00% 2016
 6.50% 2031
 7.00% 2016 - 2031
Fannie Mae Trust, Series 2001-50, Class BA 7.00% 2041
                                                                                       .52
                                                                                       .04
                                                                                       .56

TOTAL BONDS & NOTES (cost: $1,545.040 million)

                                                                                     19.17



Short-Term Securities

Federal Agency Discount Notes
Fannie Mae 2.04%-3.79% due 11/1/2001-1/31/2002
Federal Home Loan Banks 2.05%-3.50% due
11/2/2001-4/19/2002                                                                   3.22
Freddie Mac 2.05%-3.47% due 11/19/2001-1/31/2002                                      1.62

                                                                                      2.23
Corporate Short-Term Notes                                                            7.07
Alcoa Inc. 2.52% due 11/9/2001
BellSouth Corp. 2.20%-2.45% due 12/12/2001-2/8/2002 /1/
E.W. Scripps Co. 2.25%-3.23% due 12/10/2001-1/16/2002 /1/                              .30
Equilon Enterprises LLC 2.42%-2.43% due 11/13-11/28/2001                               .60
Estee Lauder Companies Inc. 2.30%-2.50% due                                            .24
12/14/2001-1/9/2002 /1/                                                                .30
Gillette Co. 3.43% due 11/6-11/9/2001 /1/                                              .24
Marsh USA Inc. 3.83% due 11/1/2001 /1/
Triple-A One Funding Corp. 2.39% due 11/20/2001 /1/                                    .41
Verizon Network Funding Co. 2.20%-3.33%                                                .30
due 11/7-12/11/2001                                                                    .20
                                                                                       .77
U.S. Treasury Securities                                                              3.36
U.S. Treasury Bills 2.05%-3.43% due 11/8/2001-4/4/2002

                                                                                       .65
TOTAL SHORT-TERM SECURITIES (cost: $915.022 million)

                                                                                     11.08
TOTAL INVESTMENT SECURITIES (cost: $7,155.030 million)
Excess of cash and receivables over payables
                                                                                     99.95
                                                                                       .05

                                                                                    100.00%

Capital Income Builder
Financial statements

Statement of assets and liabilities
at October 31, 2001                                                       (dollars in        millions)

Assets:
Investment securities at market
(cost: $7,155.030)                                                                          $8,253.241
Cash                                                                                             1.657
Receivables for -
Sales of investments                                                          $26.909
Sales of fund's shares                                                         21.265
Dividends and interest                                                         50.872
Other                                                                            .556           99.602
                                                                                             8,354.500
Liabilities:
Payables for -
Purchases of investments                                                       38.725
Repurchases of fund's shares                                                    5.193
Dividends on fund's shares                                                     47.583
Management services                                                             2.063
Other expenses                                                                  3.998           97.562
Net assets at October 31, 2001                                                              $8,256.938

Total authorized capital stock -
400,000,000 shares, $.01 par value
Class A shares:
Net assets                                                                                  $8,056.795
Shares outstanding                                                                         183,947,803
Net asset value per share                                                                       $43.80
Class B shares:
Net assets                                                                                    $117.853
Shares outstanding                                                                           2,690,722
Net asset value per share                                                                       $43.80
Class C shares:
Net assets                                                                                     $65.526
Shares outstanding                                                                           1,496,057
Net asset value per share                                                                       $43.80
Class F shares:
Net assets                                                                                     $16.764
Shares outstanding                                                                             382,730
Net asset value per share                                                                       $43.80


See notes to financial statements

Statement of operations
for the year ended October 31, 2001                                       (dollars in        millions)
Investment income:
Income:
Dividends                                                                    $228.548
Interest                                                                      167.394         $395.942

Expenses:
Management services fee                                                        25.719
Distribution expenses - Class A                                                18.965
Distribution expenses - Class B                                                  .585
Distribution expenses - Class C                                                  .172
Distribution expenses - Class F                                                  .009
Transfer agent fee - Class A                                                    4.874
Transfer agent fee - Class B                                                     .041
Administrative services fees - Class C                                           .044
Administrative services fees - Class F                                           .010
Reports to shareholders                                                          .251
Registration statement and prospectus                                            .233
Postage, stationery and supplies                                                 .758
Directors' fees                                                                  .136
Auditing and legal fees                                                          .064
Custodian fee                                                                    .885
Taxes other than federal income tax                                              .094
Other expenses                                                                   .040           52.880
Net investment income                                                                         $343.062

Realized gain and unrealized
depreciation on investments:
Net realized gain                                                                              264.462
Net unrealized depreciation on investment                                                      (72.028)
Net realized gain and
unrealized depreciation on investments                                                         192.434
Net increase in net assets resulting
from operations                                                                               $535.496


See notes to financial statements

Statement of changes in net assets                                        (dollars in        millions)
                                                                           Year Ended          October
                                                                                  2001             2000
Operations:
Net investment income                                                        $343.062         $359.132
Net realized gain on investments                                              264.462          236.081
Net unrealized depreciation
on investments                                                                (72.028)        (232.473)
Net increase in net assets
resulting from operations                                                     535.496          362.740
Dividends and distributions paid to
shareholders:
Dividends from net investment income:
Class A                                                                       (364.69)        (344.133)
Class B                                                                         (2.27)           (0.21)
Class C                                                                         (0.66)               -
Class F                                                                         (0.17)               -
Distributions from net realized
gain on investments:
Class A                                                                       (157.10)        (294.288)
Class B                                                                         (0.48)               -
  Total dividends and distributions                                           (525.36)        (638.631)

Capital share transactions:
  Proceeds from shares sold                                                 1,225.149          529.464
  Proceeds from shares issued in reinvestment
of net investment income dividends and
distributions of net realized gain on investments                             450.844          580.245
  Cost of shares repurchased                                                 (815.674)      (2,220.107)
Net increase (decrease) in net assets resulting
  from capital share transactions                                             860.319       (1,110.398)
  Total increase (decrease) in net assets                                     870.454       (1,386.289)

Net assets:
  Beginning of year                                                         7,386.484        8,772.773
  End of year (including distributions in excess of
net investment income and undistributed net
investment income: $(9.085) and $18.160, respectively)                     $8,256.938       $7,386.484


See notes to financial statements

              Capital Income Builder

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - Capital Income Builder, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks to provide a growing dividend together with a current yield which exceeds that paid by U.S. stocks generally.

The fund offers four classes of shares as described below:

 Class A shares are sold with an initial sales charge of up to 5.75%.

Class B shares are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") paid upon redemption. This charge declines from 5% to zero over a period of six years. Class B shares automatically convert to Class A shares after eight years.

Class C shares are sold without an initial sales charge but are subject to a CDSC of 1% for redemptions within one year of purchase. Class C shares automatically convert to Class F shares after ten years.

Class F shares, which are sold exclusively through fee-based programs, are sold without an initial sales charge or CDSC.

Holders of all classes of shares have equal pro rata rights to assets, dividends, liquidation and other rights. Each class has identical voting rights, except for exclusive rights to vote on matters affecting only its class. Each class of shares may have different distribution, administrative services and transfer agent fees and expenses. Differences in class-specific expenses will result in the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the fund's Board of Directors.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are combined with the net realized and unrealized gain or loss on investment securities for financial reporting purposes.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. In the event securities are purchased on a delayed delivery or when-issued basis, the fund will instruct the custodian to segregate liquid assets sufficient to meet its payment obligations in these transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Original issue discounts on fixed-income securities are amortized daily over the expected life of the security. Amortization of market discounts on securities is recognized upon disposition. The fund does not amortize premiums on fixed-income securities.

On November 1, 2001, the fund will begin amortizing market premiums and discounts on fixed-income securities daily over the expected life of fixed-income securities to conform with a recent change in generally accepted accounting principles for mutual funds. Adopting this change will not impact the fund's net asset value but will result in changes to the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. These adjustments will be based on the fixed-income securities held by the fund on November 1, 2001. Because the fund determines its required distributions under federal income tax laws, adoption of this principle will not affect the amount of distributions paid to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends to shareholders are declared daily from net investment income. Distributions paid to shareholders are recorded on the ex-dividend date.

CLASS ALLOCATIONS - Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net asset values. Distribution expenses, administrative services fees, certain transfer agent fees and other applicable class-specific expenses are accrued daily and charged to the respective share class.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid. For the year ended October 31, 2001, non-U.S. taxes paid were $8,541,000.

CURRENCY GAINS AND LOSSES - Net realized currency losses on dividends, interest, sales of non-U.S. bonds and notes, and other receivables and payables, on a book basis, were $688,000 for the year ended October 31, 2001.

3. FEDERAL INCOME TAXATION

The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are based on net investment income determined on a tax basis and may differ from such amounts for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income is earned and the net gains are realized by the fund.

As of October 31, 2001, the cost of investment securities for federal income tax reporting purposes was $7,155,815,000. Net unrealized appreciation on investments aggregated $1,097,426,000; $1,231,210,000 related to appreciated securities and $133,784,000 related to depreciated securities. For the year ended October 31, 2001, the fund realized tax basis net capital gains of $264,119,000. Net gains related to non-U.S. currency and other transactions of $1,128,000 were treated as an adjustment to ordinary income for federal income tax purposes. Other capital losses of $785,000 were deferred for federal income tax purposes.

4. FEES AND TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISORY FEE - The fee of $25,719,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company ("CRMC") with which officers and certain Directors of the fund are affiliated.

The Investment Advisory and Service Agreement provides for monthly fees accrued daily, based on a series of rates beginning with 0.240% per annum of the first $1 billion of net assets decreasing to 0.150% of such assets in excess of $8 billion. The agreement also provides for monthly fees, accrued daily, of 3% of the fund's monthly gross investment income. For the year ended October 31, 2001, the management services fee was equivalent to an annualized rate of 0.325% of average daily net assets.

DISTRIBUTION EXPENSES - The fund has adopted plans of distribution under which it may finance activities primarily intended to sell fund shares, provided the categories of expenses are approved in advance by the fund's Board of Directors. The plans provide for annual expenses, based on average daily net assets, of up to 0.30% for Class A shares, 1.00% for Class B and Class C shares, and up to 0.50% for Class F shares.

All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate American Funds Distributors, Inc.("AFD"), the principal underwriter of the fund's shares, for paying service fees to firms that have entered into agreements with AFD for providing certain shareholder services. The balance may be used for approved distribution expenses as follows:

CLASS A SHARES - Approved categories of expense include reimbursements to AFD for commissions paid to dealers and wholesalers in respect of certain shares sold without a sales charge. Those reimbursements are permitted for amounts billed to the fund within the prior 15 months but only to the extent that the overall 0.30% annual expense limit for Class A shares is not exceeded. For the year ended October 31, 2001, aggregate distribution expenses were $18,965,000, equivalent to an annualized rate of 0.24% of average daily net assets attributable to Class A shares.

CLASS B SHARES - In addition to service fees of 0.25%, approved categories of expense include fees of 0.75% per annum of average daily net assets attributable to Class B shares payable to AFD. AFD sells the rights to receive such payments (as well as any contingent deferred sales charges payable in respect of shares sold during the period) in order to finance the payment of dealer commissions. For the year ended October 31, 2001, aggregate distribution expenses were $585,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class B shares.

CLASS C SHARES - In addition to service fees of 0.25%, the Board of Directors has approved the payment of 0.75% per annum of average daily net assets attributable to Class C shares to AFD to compensate firms selling Class C shares of the fund. For the period ended October 31, 2001, aggregate distribution expenses were $172,000, equivalent to an annualized rate of 1.00% of average daily net assets attributable to Class C shares.

CLASS F SHARES - The plan has an expense limit of 0.50%. However, the Board of Directors has presently approved expenses under the plan of 0.25% per annum of average daily net assets attributable to Class F shares. For the period ended October 31, 2001, aggregate distribution expenses were $9,000, equivalent to an annualized rate of 0.25% of average daily net assets attributable to Class F shares.

As of October 31, 2001, aggregate distribution expenses payable to AFD were $3,049,000.

AFD received $3,779,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's Class A shares for the year ended October 31, 2001. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying Statement of Operations.

TRANSFER AGENT FEE - A fee of $4,915,000 was incurred during the year ended October 31, 2001, pursuant to an agreement with American Funds Service Company ("AFS"), the transfer agent for the fund. As of October 31, 2001, aggregate transfer agent fees payable to AFS for Class A and Class B shares were $407,000.

ADMINISTRATIVE SERVICES FEES - The fund has an administrative services agreement with CRMC for Class C and Class F shares. Pursuant to this agreement, CRMC provides transfer agency and other related shareholder services. CRMC may contract with third parties to perform these services. Under the agreement, the fund pays CRMC a fee equal to 0.15% per annum of average daily net assets of Class C and Class F shares, plus amounts payable for certain transfer agency services according to a specified schedule. For the period ended October 31, 2001, total fees under the agreement were $54,000. As of October 31, 2001, aggregate administrative services fees payable to CRMC for Class C and Class F shares were $11,000.

DEFERRED DIRECTORS'FEES - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the receipt of part or all of their compensation. Deferred compensation amounts, which remain in the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. As of October 31, 2001, the cumulative amount of these liabilities was $377,000. Directors' fees on the Statement of Operations include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of deferred compensation.

AFFILIATED OFFICERS AND DIRECTORS - CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities of $3,091,781,000 and $2,345,988,000, respectively, during the year ended October 31, 2001.

Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. For the year ended October 31, 2001, the custodian fee of $885,000 includes $108,000 that was paid by these credits rather than in cash.

For the year ended October 31, 2001, the fund reclassified $2,518,000 from undistributed net investment income to undistributed net realized gains; and reclassified $94,947,000 from undistributed net realized gains to additional paid-in capital to reflect permanent differences between book and tax reporting.

As of October 31, 2001, net assets consisted of the following:

<s>                                                                                (dollars in millions)
Capital paid in on shares of capital stock                                                    $6,936.514
Distributions in excess of net investment income                                                  (9.085)
Undistributed net realized gain                                                                  231.309
Net unrealized appreciation                                                                    1,098.200
Net assets                                                                                    $8,256.938

Capital share transactions in the fund were as follows:

                                                                               Year Ended October 2001
                                                                                     Amount (Millions)
Class A Shares:
  Sold                                                                           $           1,034.028
  Reinvestment of dividends and distributions                                                  448.473
  Repurchased                                                                                 (807.473)
   Net increase (decrease) in Class A                                                          675.028
Class B Shares: /1/
  Sold                                                                                         104.283
  Reinvestment of dividends and distributions                                                    1.959
  Repurchased                                                                                   (5.014)
   Net increase in Class B                                                                     101.228
Class C Shares: /2/
  Sold                                                                                          67.893
  Reinvestment of dividends and distributions                                                     .338
  Repurchased                                                                                   (1.274)
   Net increase in Class C                                                                      66.957
Class F Shares: /2/
  Sold                                                                                          18.945
  Reinvestment of dividends and distributions                                                     .074
  Repurchased                                                                                   (1.913)
   Net increase in Class F                                                                      17.106
Total net increase (decrease) in fund                                            $             860.319

/1/ Class B shares were not offered before March 15, 2000.
/2/ Class C and Class F shares were not
offered before March 15, 2001.

                                                                               Year Ended October 2001
                                                                                                Shares

Class A Shares:                                                                             23,199,484
  Sold                                                                                      10,317,626
  Reinvestment of dividends and distributions                                              (18,202,942)
  Repurchased                                                                               15,314,168
   Net increase (decrease) in Class A
Class B Shares: /1/                                                                          2,335,543
  Sold                                                                                          45,074
  Reinvestment of dividends and distributions                                                 (113,381)
  Repurchased                                                                                2,267,236
   Net increase in Class B
Class C Shares: /2/                                                                          1,517,329
  Sold                                                                                           7,848
  Reinvestment of dividends and distributions                                                  (29,120)
  Repurchased                                                                                1,496,057
   Net increase in Class C
Class F Shares: /2/                                                                            423,905
  Sold                                                                                           1,718
  Reinvestment of dividends and distributions                                                  (42,893)
  Repurchased                                                                                  382,730
   Net increase in Class F                                                                  19,460,191
Total net increase (decrease) in fund
/1/ Class B shares were not offered before March 15, 2000.
/2/ Class C and Class F shares were not
offered before March 15, 2001.
                                                                                     Amount (Millions)

Class A Shares:                                                                  $             511.386
  Sold                                                                                         580.132
  Reinvestment of dividends and distributions                                               (2,219.953)
  Repurchased                                                                               (1,128.435)
  Net increase (decrease) in Class A
Class B Shares: /1/                                                                             18.078
  Sold                                                                                            .113
  Reinvestment of dividends and distributions                                                    (.154)
  Repurchased                                                                                   18.037
   Net increase in Class B
Class C Shares: /2/                                                                                -
  Sold                                                                                             -
  Reinvestment of dividends and distributions                                                      -
  Repurchased                                                                                      -
  Net increase in Class C
Class F Shares: /2/                                                                                -
  Sold                                                                                             -
  Reinvestment of dividends and distributions                                                      -
  Repurchased                                                                                      -
  Net increase in Class F                                                        $          (1,110.398)
Total net increase (decrease) in fund
/1/ Class B shares were not offered before March 15, 2000.
/2/ Class C and Class F shares were not                                                         Shares
offered before March 15, 2001.


Class A Shares:                                                                             12,051,067
  Sold                                                                                      13,874,734
  Reinvestment of dividends and distributions                                              (52,677,443)
  Repurchased                                                                              (26,751,642)
  Net increase (decrease) in Class A
Class B Shares: /1/                                                                            424,465
  Sold                                                                                           2,630
  Reinvestment of dividends and distributions                                                   (3,609)
  Repurchased                                                                                  423,486
  Net increase in Class B
Class C Shares: /2/                                                                                -
  Sold                                                                                             -
  Reinvestment of dividends and distributions                                                      -
  Repurchased                                                                                      -
  Net increase in Class C
Class F Shares: /2/                                                                                -
  Sold                                                                                             -
  Reinvestment of dividends and distributions                                                      -
  Repurchased                                                                                      -
  Net increase in Class F                                                                  (26,328,156)
Total net increase (decrease) in fund
/1/ Class B shares were not offered before March 15, 2000.
/2/ Class C and Class F shares were not
offered before March 15, 2001.

Per-share data and ratios

                                                                               Class A      Year Ended

                                                                                   2001            2000
Net asset value, beginning of year                                              $43.69          $44.90

Income from investment operations :
Net investment income                                                             1.94            1.99

Net gains (losses) on securities                                                  1.19             .26
(both realized and unrealized)
 Total from investment operations                                                 3.13            2.25

Less distributions :
Dividends (from net investment income)                                           (2.08)          (1.92)

Distributions (from capital gains)                                                (.94)          (1.54)

Total distributions                                                              (3.02)          (3.46)

Net asset value, end of year                                                    $43.80          $43.69

Total return (2)                                                                  7.39%           5.55%

Ratios/supplemental data:

Net assets, end of year (in millions)                                           $8,057          $7,368

Ratio of expenses to average net assets                                            .66%            .67%

Ratio of net income to average net assets                                         4.36%           4.67%

                                                                                              Class  B
                                                                                  Year
                                                                                 ended     March 15 to
                                                                          October 31,     October 31,
                                                                                  2001        2000 (3)
Net asset value, beginning of period                                            $43.69          $40.33

Income from investment operations :
  Net investment income (1)                                                       1.60             .96

Net gains (losses) on securities                                                  1.19            3.44
(both realized and unrealized) (1)
Total from investment operations                                                  2.79            4.40

Less distributions :
Dividends (from net investment income)                                           (1.74)          (1.04)

Distributions (from capital gains)                                                (.94)              -

Total distributions                                                              (2.68)          (1.04)

Net asset value, end of period                                                  $43.80          $43.69

Total return (2)                                                                  6.55%          10.97%

Ratios/supplemental data:

Net assets, end of period (in millions)                                           $118             $18

Ratio of expenses to average net assets                                           1.41%           1.44%

Ratio of net income to average net assets                                         3.35%           3.90%


Supplemental data - all classes

                                                                           Year Ended            31-Oct
                                                                                   2001            2000
Portfolio turnover rate                                                          36.60%          41.37%

1) Based on average shares outstanding.
2) Total returns exclude all sales charges, including contingent deferred sales charges.
3) Based on operations for the period shown and, accordingly, not representative of a full year
(unless otherwise noted).
4) Annualized.




Net asset value, beginning of year                                          October 31

Income from investment operations :                                                1999            1998
Net investment income                                                           $48.40          $46.14

Net gains (losses) on securities
(both realized and unrealized)                                                    1.93            2.09
 Total from investment operations
                                                                                  (.70)           3.87
Less distributions :
Dividends (from net investment income)                                            1.23            5.96

Distributions (from capital gains)
                                                                                 (1.92)          (2.09)
Total distributions
                                                                                 (2.81)          (1.61)
Net asset value, end of year
                                                                                 (4.73)          (3.70)
Total return (2)
                                                                                $44.90          $48.40
Ratios/supplemental data:
                                                                                  2.53%          13.33%
Net assets, end of year (in millions)

Ratio of expenses to average net assets
                                                                                $8,773          $8,747
Ratio of net income to average net assets
                                                                                   .64%            .64%

                                                                                  4.15%           4.35%

                                                                              Class  C        Class  F

Net asset value, beginning of period                                       March 15 to     March 15 to
                                                                          October 31,     October 31,
Income from investment operations :                                           2001 (3)        2001 (3)
  Net investment income (1)                                                     $44.15          $44.15

Net gains (losses) on securities
(both realized and unrealized) (1)                                                 .81             .99
Total from investment operations
                                                                                  (.14)           (.14)
Less distributions :
Dividends (from net investment income)                                             .67             .85

Distributions (from capital gains)
                                                                                 (1.02)          (1.20)
Total distributions
                                                                                     -               -
Net asset value, end of period
                                                                                 (1.02)          (1.20)
Total return (2)
                                                                                $43.80          $43.80
Ratios/supplemental data:
                                                                                  1.52%           1.94%
Net assets, end of period (in millions)

Ratio of expenses to average net assets
                                                                                   $65             $17
Ratio of net income to average net assets
                                                                                  1.51%            .80%

Supplemental data - all classes                                                   2.98%           3.70%



Portfolio turnover rate

                                                                                   1999            1998
                                                                                 20.56%          24.38%


Net asset value, beginning of year                                                 1997
                                                                                $39.70
Income from investment operations :
Net investment income
                                                                                  1.74
Net gains (losses) on securities
(both realized and unrealized)                                                    7.20
 Total from investment operations
                                                                                  8.94
Less distributions :
Dividends (from net investment income)
                                                                                 (1.77)
Distributions (from capital gains)
                                                                                  (.73)
Total distributions
                                                                                 (2.50)
Net asset value, end of year
                                                                                $46.14
Total return (2)
                                                                                 23.16%
Ratios/supplemental data:

Net assets, end of year (in millions)
                                                                                $7,301
Ratio of expenses to average net assets
                                                                                   .65%
Ratio of net income to average net assets
                                                                                  4.04%


                                                                                   1997
                                                                                 27.65%

Report of Independent Accountants

To the Board of Directors and Shareholders of Capital Income Builder:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the per-share data and ratios present fairly, in all material respects, the financial position of Capital Income Builder (the "Fund") at October 31, 2001, the results of its operations, the changes in its net assets and the per-share data and ratios for the each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and per-share data and ratios (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001, by correspondence with the custodian, provide a reasonable basis for our opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
November 30, 2001


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended October 31, 2001, the fund paid a long-term capital gain distribution of $157,572,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 31% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 13% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2002 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2001 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.